Exhibit 10.3
Execution Version
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Under 17 C.F.R. §§200.80(B)(4) and 230.406

LICENSE AGREEMENT
between
BIOHAVEN THERAPEUTICS LTD.
and

BRISTOL-MYERS SQUIBB COMPANY
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§200.80(B)(4) and 230.406
LICENSE AGREEMENT
THIS LICENSE AGREEMENT (this “Agreement”) is made and entered into as of the date last signed by a party below (the “Effective Date”), by and between Bristol-Myers Squibb Company, a Delaware corporation, having a place of business at 430 E. 29th Street, 14FL, New York, New York 10016 (“BMS”), and Biohaven Therapeutics Ltd., a British Virgin Islands business company, with its registered office address of P.O. Box 173, Kingston Chambers, Road Town, Tortola, British Virgin Islands (“Company”). BMS and Company are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”
RECITALS
WHEREAS, BMS and its Affiliates Control (as defined below) certain intellectual property rights with respect to the Licensed Adnectins (as defined below); and
WHEREAS, Company desires to obtain from BMS the licenses set forth herein, and BMS desires to grant such licenses to Company, all on the terms and conditions set forth in this Agreement;
NOW, THEREFORE in consideration of the foregoing and the mutual agreements set forth below, the Parties agree as follows:
ARTICLE 1
DEFINITIONS
The terms in this Agreement with initial letters capitalized, whether used in the singular or the plural, shall have the meaning set forth below or, if not listed below, the meaning designated in places throughout this Agreement.
1.1    “Act” means the United States Food, Drug and Cosmetic Act, as amended.
1.2    “Adnectin” means a recombinant protein derived from the tenth module of human fibronectin type III domain that has been modified to bind specifically to a selected target.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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1.3    “Adnectin Platform Patent Rights” means the Patent Rights that are Controlled by BMS as of the Effective Date that, absent the licenses granted by BMS to Company under this Agreement, would be infringed by the manufacture, use, sale, offer for sale, export or import of any Anti-Myostatin Adnectin including, but not solely, BMS-986089.
1.4    “Affiliate” of a Person means any other Person which (directly or indirectly) is controlled by, controls or is under common control with such Person. For the purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to a Person, shall mean the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and “control” shall be presumed to exist if either of the following conditions is met: (i) in the case of a corporate entity, direct or indirect ownership of voting securities entitled to cast at least fifty percent (50%) of the votes in the election of directors or (ii) in the case of a non-corporate entity, direct or indirect ownership of at least fifty percent (50%) of the equity interests with the power to direct the management and policies of such entity.
1.5    “Anti-Myostatin Adnectin” means any Adnectin that has been raised, engineered, or otherwise optimized to bind specifically and directly to the protein known as growth and differentiation factor-8 (GDF8).
1.6    “Approval” means, with respect to any Licensed Product in any regulatory jurisdiction, approval from the applicable Regulatory Authority sufficient for the manufacture, distribution, use, marketing, and sale of the Licensed Product in such jurisdiction in accordance with applicable Laws; provided, however, that for purposes of the U.S., Approval means BLA Approval, for purposes of the EU, Approval means MAA Approval and for purposes of Japan, Approval means PMDA Approval.
1.7    “BLA” means a Biological License Application, as defined in the Act, filed with the FDA or its foreign counterparts, including as applicable clinical trial applications (CTAs), clinical trial exemptions (CTXs), and investigational medicinal product dossiers.
1.8    “BLA Approval” means the final approval of a BLA for a given indication by the FDA for the applicable Licensed Product in the U.S.; provided that, for milestone payment purposes, BLA Approval shall in any event be deemed achieved upon First Commercial Sale in the U.S. for such indication.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§200.80(B)(4) and 230.406
1.9    “BMS Know-How” means the Know-How listed in Appendix 1a and any additional Know-How provided to Company after the Effective Date in accordance with Section 3.1.
1.10    “BMS Patent Rights” means (a) the Patent Rights listed in Appendix 1b, (b) all divisionals, continuations, continuations-in-part thereof (excluding claims in continuations-in-part that necessarily rely on new matter invented by BMS after the Effective Date) or any other patent application claiming priority directly or indirectly to (i) any of the patents or patent applications in subsection (a), or (ii) any patent or patent application from which the patents or patent applications in (a) claim direct or indirect priority, (c) all patents issuing on any of the foregoing in (a) and (b), (d) all foreign counterparts of any of the foregoing in (a) through(c), including any patent applications filed under the Patent Cooperation Treaty (“PCT Applications”), and (e) all registrations, reissues, re-examinations, supplemental protection certificates, or extensions of any of the foregoing in (a) through (d).
1.11    “Business Day” or “business day” means a day other than Saturday, Sunday or any day on which commercial banks located in New York, New York are authorized or obligated by Law to close.
1.12    “Calendar Quarter” means the respective periods of three consecutive calendar months ending on March 31, June 30, September 30 and December 31.
1.13    “Calendar Year” means each one-year period commencing on January 1 and ending on December 31.
1.14    “cGMP” means as to the United States and the European Union, applicable good manufacturing practices as in effect in the United States and the European Union, respectively, during the term of this Agreement and, with respect to any other jurisdiction, manufacturing practices equivalent to good manufacturing practices as then in effect in the United States or the European Union.
1.15    “Chasin License Agreement” means the license agreement between Medarex, Inc. and Lawrence and Gail Urlaub Chasin dated January 8, 2004, as amended by the Amendment No. 1 to License Agreement dated October 12, 2005, granting Medarex, Inc. certain rights with respect to cell lines owned by Chasin, including the cell lines that may be used to make the Licensed Adnectins.
1.16    “Clinical Trial” means any human clinical study of a pharmaceutical product.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§200.80(B)(4) and 230.406
1.17    “Combination Product” means a Licensed Product that includes at least one additional active ingredient other than a Licensed Adnectin. Drug delivery vehicles, adjuvants, and excipients shall not be deemed to be “active ingredients”, except in the case where such delivery vehicle, adjuvant, or excipient is recognized by the FDA as an active ingredient in accordance with 21 CFR 210.3(b)(7).
1.18    “Commercialization” or “Commercialize” means activities directed to commercially manufacturing, obtaining pricing and reimbursement approvals and regulatory activities pertaining to same, marketing, promoting, distributing, importing or selling a Licensed Product.
1.19    “Commercially Reasonable Efforts” means, with respect to the efforts to be expended by a Party or its Affiliate with respect to any objective, activity or decision to be undertaken under this Agreement, those efforts that a company within the bio-pharmaceutical industry would reasonably use to accomplish such objective, activity or decision, and specifically means the carrying out of Development and Commercialization activities using efforts that a company within the bio-pharmaceutical industry would reasonably devote to a product at a similar stage in its development or product life and of similar market potential, profit potential, based on conditions then prevailing and taking into account efficacy, safety, approved labeling, the competitiveness of alternative products sold by Third Parties in the marketplace, the patent and other proprietary position of the product, and the likelihood of regulatory approval given the regulatory structure involved. Commercially Reasonable Efforts shall be determined on a country-by-country and indication-by-indication basis for the Licensed Product, and it is anticipated that the level of effort will change over time, reflecting changes in the status of the Licensed Product and the market(s) or country(ies) involved. Without limiting the foregoing, Commercially Reasonable Efforts require that Company: (i) promptly assign responsibility for such Development and Commercialization activities to specific employees who are held accountable for progress and monitor such progress on an on-going basis, (ii) set and consistently seek to achieve specific and meaningful objectives and timelines for carrying out such Development and Commercialization activities, and (iii) consistently make and implement decisions and allocate resources designed to advance progress with respect to such objectives and timelines.
1.20    “Company Change of Control” means any transaction in which the Company: (a) sells, conveys or otherwise disposes of all or substantially all of its property or business; or (b)(i) merges, consolidates with, or is acquired by any other corporation, firm, partnership or other legal entity (each an “Entity”) (other than an Affiliate of such Party solely in the case that such Entity was an Affiliate of such Party prior to the Effective Date); or (ii) effects any other transaction or series of related transactions; in each case of subsection (i) or (ii), such that the shareholders of the Company immediately prior thereto, in the aggregate, no longer own, directly or indirectly,
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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beneficially or legally, at least fifty percent (50%) of the outstanding voting securities or capital stock of the surviving Entity following the closing of such merger, consolidation, other transaction or series of related transactions.
1.21    “Competitive Compound” means any molecule that is not a Licensed Adnectin and that is designed to, and in fact specifically [***].
1.22    “Confidential Information” means all trade secrets, processes, formulae, data, Know-How, improvements, inventions, chemical or biological materials, techniques, marketing plans, strategies, customer lists, or other information (including all information and materials of a Party’s customers and any other Third Party and their consultants) that has been disclosed by a Party to the other Party, regardless of whether any of the foregoing are marked “confidential” or “proprietary” or communicated to the other by the disclosing Party in oral, written, graphic, or electronic form. “Confidential Information” of BMS shall include the BMS Know-How.
1.23    “Controlled” or “Controls”, when used in reference to intellectual property, shall mean the legal authority or right of a Party (or any of its Affiliates) to grant a license or sublicense of intellectual property rights to the other Party or any Third Party, or to otherwise disclose proprietary or trade secret information to such other Party or to any Third Party, without breaching the terms of any agreement with any Third Party.
1.24    “Development” means non-clinical and clinical drug development activities reasonably related to the development and submission of information to a Regulatory Authority, including toxicology, pharmacology and other discovery and pre-clinical efforts, test method development and stability testing, process development, formulation development, development manufacturing, delivery system development, quality assurance and quality control development, clinical studies (including pre- and post-Approval studies but specifically excluding regulatory activities directed to obtaining pricing and reimbursement approvals), statistical analysis, and post-marketing commitments/requirements. When used as a verb, “Develop” means to engage in Development.
1.25    “Development Plan” means, with respect to a Licensed Product, a plan prepared by Company for the then current calendar year and the two (2) following years setting forth a summary of the key Development activities to be conducted for such Licensed Product in the Territory, including the indications expected to be targeted, a good faith estimate of reasonable timelines for completing key Development activities and filing of key regulatory submissions (including estimated timelines for commencement of each stage of clinical Development), and including, where known, the primary endpoints and any comparator or any agents used in combination with a
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§200.80(B)(4) and 230.406
Licensed Adnectin or Licensed Product for any such studies and any go-no-go decision criteria for any such studies. The initial Development Plan as of the Effective Date is attached hereto as Appendix 2. A copy of the study protocol for a given study will be provided to BMS if available and if requested by BMS.
1.26    “Distributor” means, with respect to a country, any Third Party that is used by pharmaceutical manufacturers generally in such country on a non-exclusive basis, and without any intellectual property right or license grant from the Company or its Sublicensees, to distribute (but not to market or promote) finished, packaged pharmaceutical products to pharmacies, managed care organizations, governmental agencies (e.g., federal, state and local), and other group purchasing organizations (e.g., pharmaceutical benefits managers) and the like in such country. For clarity, a Distributor of a Licensed Product in a country shall not include any person or entity that has been granted a right, whether by license or otherwise and whether express or implied (including by subcontract or agency), by a Party or its Affiliates to research, Develop or manufacture any such Licensed Product or that otherwise assumes any regulatory or other responsibilities with respect to obtaining or maintaining regulatory approvals for such Licensed Product in such country.
1.27    “Dollar” or “$” means the lawful currency of the United States.
1.28    “EMA” means the European Medicines Agency, or any successor agency thereto.
1.29    “EU” means the European Union, as its membership may be altered from time to time, and any successor thereto.
1.30    “FDA” means the U.S. Food and Drug Administration, or any successor agency thereto.
1.31    “Field” means the prevention, treatment or control of any disease, disorder or condition in humans.
1.32    “First Commercial Sale” means, with respect to any Licensed Product in a country in the Territory, the first sale for use or consumption by the general public of such Licensed Product in such country after Approval of such Licensed Product has been granted, or such marketing and sale is otherwise permitted, by the Regulatory Authority of such country.
1.33    “GAAP” means the U.S. generally accepted accounting principles, consistently applied.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§200.80(B)(4) and 230.406
1.34    “Governmental Authority” means any multi-national, national, federal, state, local, municipal, provincial, county, or other political subdivision, agency or other body, domestic or foreign or other government authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, court, tribunal or other entity).
1.35    “Know-How” means tangible and intangible information, techniques, technology, practices, inventions (whether patentable or not), methods, knowledge, know-how, trade secrets, data and results (including all biological, chemical, pharmacological, toxicological, clinical, analytical and quality control data and methods (including any applicable reference standards), manufacturing assay and related data, data and results relating to drug substance, drug product, starting materials, and radiolabeled compounds, know-how and trade secrets).
1.36    “Knowledge” means, the actual knowledge of the BMS employees involved in negotiating and executing this Agreement based on such individuals’ good faith understanding of the facts and information in their possession or control without any duty to conduct any additional investigations with respect to such facts and information.
1.37    “Laws” means all applicable laws, statutes, rules, regulations and other pronouncements having the effect of law of any Governmental Authority that may be in effect from time to time, including for clarity any applicable rules, regulations and other requirements of any Regulatory Authority that may be in effect from time to time.
1.38    “Licensed Adnectin” means (a) the compound identified as BMS-986089, as specifically described in Appendix 3 (the “Lead Adnectin”) (b) any other Anti-Myostatin Adnectin [***], and (c) all [***].
1.39    “Licensed Product” means any pharmaceutical product containing a Licensed Adnectin (alone or with other active ingredients controlled by the Company), in all forms, presentations, formulations and dosage forms.
1.40    “MAA” means a marketing authorization application filed for Approval in the EU of the applicable Licensed Product.
1.41    “MAA Approval” means Approval by the EMA of a MAA filed with the EMA for the applicable Licensed Product under the centralized European procedure. If the centralized EMA filing procedure is not used, MAA Approval shall be achieved upon the first Approval for the applicable Licensed Product in any of the following countries: [***]; provided, that MAA Approval
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§200.80(B)(4) and 230.406
shall in any event be deemed achieved upon First Commercial Sale in any country in the European Union.
1.42    “MAA Filing” means the validation by the EMA of the filing of an MAA for the applicable Licensed Product. If the centralized EMA filing procedure is not used, MAA Filing shall be achieved upon the first acceptance of an MAA for the applicable Licensed Product for any of the following countries: [***].
1.43    “Major Market Countries” means the following countries:[***]. “Major Market Country” means any one of these countries.
1.44    “Net Sales” means, with respect to any Licensed Product, billed in arm’s-length transactions by a Party, an Affiliate of such Party, or any permitted Sublicensee (or such Sublicensee’s Affiliates) (all of the foregoing persons and entities, for purposes of this definition and Sections 8.3, 8.5, and 8.6), shall be considered a “Related Party”) for sales of such Licensed Product to a Third Party, less the sum of the following (to the extent not reimbursed by any Third Party):
(a)    discounts (including [***] discounts and [***]discounts), [***];
(b)    credits or allowances [***];
(c)    taxes or duties levied on, absorbed or otherwise imposed [***]; and
(d)    any [***] bad debt expense recorded in accordance with GAAP from customers related to sales of a Licensed Product, such bad debt not to exceed [***].
No deduction shall be made for any item of cost incurred by any Related Party in Developing or Commercializing Licensed Products except as permitted pursuant to clauses (a) to (d) of the foregoing sentence; provided that, [***].
Such amounts shall be determined consistent with a Related Party’s customary practices and in accordance with GAAP.
It is understood that any accruals for individual items reflected in Net Sales are periodically (at least quarterly) trued up and adjusted by each Related Party consistent with its customary practices and in accordance with GAAP.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Sale or transfer of Licensed Products between any of the Related Parties shall not result in any Net Sales, with Net Sales to be based only on any subsequent sales or dispositions to a non-Related Party. To the extent that any Related Party receives consideration other than or in addition to cash upon the sale or disposition of a Licensed Product to a non-Related Party, Net Sales shall be calculated based on [***]. For clarity, (i) Net Sales shall not include amounts or other consideration received by a Related Party from a non-Related Party in consideration of the grant of a (sub)license or co-promotion or distribution right to such non-Related Party, provided, that such consideration is not in lieu of all or a portion of the transfer price of the Licensed Product, (ii) sales to a Third Party Distributor, wholesaler, group purchasing organization, pharmacy benefit manager, or retail chain customer shall be considered sales to a non-Related Party and not to a Sublicensee, (iii) Net Sales by a Related Party to a non-Related Party consignee are not recognized as Net Sales by such Related Party until the non-Related Party consignee sells the Licensed Product and (iv) if a Related Party receives in-kind consideration for the sale of the Licensed Product, then Net Sales shall be calculated [***].
In the case of any Combination Product sold in the Territory, Net Sales for such Combination Product shall be calculated [***]. If, on a country-by-country basis, the other active ingredient or ingredients in the Combination Product are not sold separately in said country, Net Sales for the purpose of determining royalties of the Combination Product shall be calculated [***]. If neither the Licensed Product nor the other active ingredient(s) are sold separately in a given country, the Parties shall determine Net Sales in accordance with the formulas provided above in this paragraph based on [***], or, [***], the Parties shall negotiate in good faith a reasonable adjustment to Net Sales in such country that takes into account the medical contribution to the Combination Product of and all other factors reasonably relevant to the relative value of, the Compound(s), on the one hand and all of the other active ingredient(s) collectively, on the other hand, and shall take into account in good faith, if reasonably applicable, any allocations and calculations that may have been made for the same period in other countries [***]. Notwithstanding the foregoing, for purposes of [***], the portion of Net Sales of the Combination Product [***] shall [***] in the Combination Product.
Should Company, its Affiliates or Sublicensees enter into a Third Party agreement for the purchase of a Licensed Product that provides [***] on such Licensed Product that are conditioned on pricing terms or conditions for purchase of another product or products owned or Controlled by Company, its Affiliates or Sublicensees, as the case may be, [***] on such Licensed Product under such agreement shall be determined, for purposes of determining Net Sales under this Agreement for a given accounting period, based on the based on [***] under such agreement.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§200.80(B)(4) and 230.406
1.45    “Patent Rights” means (a) patents and patent applications, (b) all divisionals, continuations, continuations-in-part thereof or any other patent application claiming priority directly or indirectly to (i) any of the patents or patent applications in subsection (a), or (ii) any patent or patent application from which the patents or patent applications in (a) claim direct or indirect priority, (c) all patents issuing on any of the foregoing in (a)-(b), (d) all foreign counterparts of any of the foregoing in (a)-(c), including PCT Applications, and (e) all registrations, reissues, re-examinations, supplemental protection certificates, or extensions of any of the foregoing in (a)-(d).
1.46    “Person” means any individual, firm, corporation, partnership, limited liability company, trust, business trust, joint venture, governmental authority, association or other entity.
1.47    “Phase III Trial” means a Clinical Trial of a Licensed Product on a sufficient number of subjects that is designed to establish that a pharmaceutical product is safe and efficacious for its intended use, and to determine warnings, precautions, and adverse reactions that are associated with such pharmaceutical product in the dosage range and dose duration to be prescribed, which trial is intended to support Approval of a Licensed Product, as described in 21 C.F.R. 312.21(c), or a similar clinical study prescribed by a Regulatory Authority outside the U.S.
1.48    “PMDA” means the Japanese Pharmaceutical and Medical Device Agency or its successor, or the Japanese Ministry of Health, Labour and Welfare.
1.49    “PMDA Approval” means Approval by the PMDA of a MAA filed with the PMDA for the applicable Licensed Product in Japan.
1.50    “PMDA Filing” means the acceptance by the PMDA of the filing of an MAA for the applicable Licensed Product in Japan.
1.51    “Regulatory Authority” means any Governmental Authority, including the FDA, PMDA or EMA, that has responsibility in countries in the Territory over the Development and/or Commercialization of the Licensed Adnectins and/or Licensed Products.
1.52    “Sublicense Revenues” means all consideration Company or an Affiliate receives from a Sublicensee pursuant to any Sublicense or assignment of rights to the BMS Patents, BMS Know-How, the Licensed Adnectins and/or Licensed Products, including any upfront payment, milestone payments and royalty payments (excluding that portion of any milestone or royalty payment made by a Sublicensee that is intended to reimburse Company for its milestone and royalty obligations to BMS under Article 8 hereof), collaboration fee, and premiums on equity investments in Company or the applicable Affiliate (with the premium to be reasonably allocated to the value
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§200.80(B)(4) and 230.406
of this Agreement as compared the Company’s or the Affiliate’s other assets); provided that, if such equity investment is coupled with a change of control of the Company (as defined under the Securities Exchange Act of 1934, as amended, or equivalent legislation outside of the U.S., if applicable), then any such equity premium will be included only to the extent that such premium is more than [***] above the volume weighted average price of the common stock of Company for the [***] trading days on the New York Stock Exchange ending on the date that is [***] trading days on the New York Stock Exchange prior to the first public announcement of the proposed equity investment, but excluding, for clarity, any amounts received by Company or its Affiliates: (a) as bona fide, fair market value, actual reimbursement for research, Development or Commercialization activities performed or paid for by Company after the grant of a Sublicense, and only to the extent they are documented and are reasonably detailed in a written report provided to BMS; (b) for reimbursement of Company’s fully-burdened cost to manufacture and supply Licensed Products or Licensed Adnectins; or (c) in the form of bona fide loans made by Sublicensee to Company. For clarity Sublicense Revenues include the difference between (x) the Sublicense Revenue payment or royalty received by Company from a Sublicensee on Net Sales or for a given milestone event and (y) the payment Company pays to BMS for a particular payment under the Agreement for the same Net Sales or event (e.g., (i) the difference between the milestone payment Company receives from a Sublicensee and the milestone payment Company pays to BMS for the same milestone event or (ii) the difference between the royalty rates for a given tier).
1.53    “Sublicense” means a grant of rights by (i) Company to an Affiliate (i.e., a Sublicensed Affiliate) or a Sublicensee or (ii) a Sublicensed Affiliate to a Sublicensee, in each case, under any of the rights licensed to Company by BMS under Sections 2.1(a) or (b) with respect to the Development, manufacture, or Commercialization of any Licensed Product or Licensed Adnectin, and includes any reverse co-promotion agreements. For clarity, a Distributor is not considered a Sublicensee.
1.54    “Sublicense Agreement” means a written, definitive agreement for a Sublicense.
1.55    “Sublicensee” means any Third Party to whom rights are granted under any of the rights licensed to Company by BMS under Sections 2.1(a) or (b) with respect to any Licensed Product or Licensed Adnectin, including through any license, sublicense, co-development, co-discovery, co-promotion, distribution, joint venture, Development and Commercialization collaboration or similar transaction between Company or a Sublicensed Affiliate and a Third Party.
1.56     “Territory” means worldwide.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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1.57    “Third Party” means any Person other than Company, BMS, and any of their respective Affiliates.
1.58    “United States” or “U.S.” means the United States of America including Puerto Rico and any U.S. territories and possessions.
1.59    “Valid Claim” means a claim of (i) an issued and unexpired patent or a supplementary protection certificate, which claim has not been held invalid or unenforceable by a court or other government agency of competent jurisdiction from which no appeal can be or has been taken and has not been held or admitted to be invalid or unenforceable through re-examination or disclaimer, opposition procedure, nullity suit or otherwise, or (ii) a pending patent application that has not been finally abandoned, finally rejected or expired; provided, however, that if a claim of a pending patent application shall not have issued within [***] years after the earliest filing date from which such claim takes priority, such claim shall not constitute a Valid Claim for the purposes of this Agreement unless and until a patent issues with such claim.
1.60    Additional Definitions. In addition to those terms defined above, definitions for each of the following terms are found in the body of this Agreement as indicated below:

Defined Term	Section
Agreement	Preamble
BMS	Preamble
BMS Reversion Products	13.4.1
Company	Preamble
Effective Date	Preamble
Entity	1.20
Force Majeure	15.4
Indemnification Claim	12.3
Indemnitee	12.3
Indemnitor	12.3
Indication	8.1.1(iv)
Inventory Disposal Period	13.4.6
Joint Invention	10.1
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Defined Term	Section
Joint Patent Rights	10.1
Know-How Transfer Period	3.1.1
Lead Adnectin	1.38
Losses and Claims	12.1
Party or Parties	Preamble
PCT Applications	1.10
Pharmacovigilance Agreement	3.4
Quality Agreement	4.3
Related Party	1.44
ROFN	15.1
Royalty Term	8.3.2
Service Provider	4.2.2
Services	4.2.2
Sublicensed Affiliate	2.2
Surviving Sublicensee	2.2.1(g)
Term	13.1
Third Party Compensation	8.3.4
Title 11	13.10
Transferred Materials	4.1
Triggering Event	5.6.2
ARTICLE 2
LICENSE GRANT
2.1    (a)    BMS Patent Rights and BMS Know-How. Subject to all the terms and conditions set forth in this Agreement, BMS hereby grants to Company a non-transferable (except in accordance with Section 15.5), exclusive license, with the right to grant Sublicenses in accordance with Section 2.2, under the BMS Patent Rights and BMS Know-How solely to the
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extent necessary to research, discover, Develop, make, have made, use, sell, offer to sell, export and import Licensed Adnectins and/or Licensed Products in the Field in the Territory.
(b)     Adnectin Platform Patent Rights. Subject to all the terms and conditions set forth in this Agreement, BMS hereby grants to Company a non-transferable (except in accordance with Section 15.5), non-exclusive license, with the right to grant Sublicenses in accordance with Section 2.2, under the Adnectin Platform Patent Rights solely to the extent necessary to research, discover, Develop, make, have made, use, sell, offer to sell, export and import Licensed Adnectins and/or Licensed Products in the Field in the Territory.
(c)     Chasin License Agreement.     Subject to all the terms and conditions set forth in this Agreement, BMS hereby grants to Company a non-transferable (except in accordance with Section 15.5), non-exclusive sublicense, without the right to sublicense, under the Chasin License Agreement solely to the extent necessary to research, discover, Develop, make, have made, use, sell, offer to sell, export and import Licensed Adnectins and/or Licensed Products in the Field in the Territory. In the event Company desires to acquire a sublicense under the Chasin License Agreement, BMS will reasonably assist Company in requesting such sublicense from Lawrence and Gail Urlaub Chasin or their respective successors or assigns.
For clarification, nothing in this Section 2.1 or this Agreement shall be interpreted as a grant of rights to research, discovery, Develop, make, have made, use, sell, offer to sell, export, import, co-formulate or use in combination a Licensed Adnectin with any compound of BMS or any of its Affiliates that is not a Licensed Adnectin, including but not limited to any such compound or such product that is being developed or sold (as of the Effective Date or in the future) by BMS or its Affiliates or by contractors or collaborators with or on behalf of BMS or its Affiliates (i.e. the licenses granted by BMS hereunder are to the Licensed Adnectin component of a Licensed Product but not to other components of the Licensed Product where a separate license may be required if such other component is covered by a Patent Right Controlled by BMS or its Affiliates or some other exclusivity right Controlled by BMS or its Affiliates).
2.2    Sublicenses. Company (or an Affiliate of Company, to the extent of any permitted assignment under Section 15.5.2) shall have the right to grant Sublicenses with respect to the rights licensed to Company under Sections 2.1(a) and (b): (x) to Affiliates, through multiple tiers (each a “Sublicensed Affiliate”) without the prior written consent of BMS, (y) to a third party manufacturer to make Licensed Adnectins or Licensed Products for the benefit of Company without the prior written consent of BMS; provided, that such Sublicense relates only to the manufacturing of Licensed Adnectins or Licensed Products and (z) to a Third Party (other than to any Third Party referred to in (y) above) subject to BMS’ prior written consent (not to be unreasonably withheld or
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delayed); provided that, in each case, (x), (y) and (z), such Sublicenses are granted solely in accordance with this Section 2.2:
2.2.1    Company and its Sublicensed Affiliates shall have the right to enter into a Sublicense Agreement with a Third Party; provided, that:
(a)    such Sublicense Agreement shall refer to this Agreement and shall be subordinate to and consistent with the terms and conditions of this Agreement (including, without limitation Section 13.2.4(b)), and shall not limit Company’s ability to fully perform all of its obligations under this Agreement or BMS' rights under this Agreement;
(b)    in such Sublicense Agreement, the Sublicensee shall agree in writing to be bound to Company or its Sublicensed Affiliate, as applicable, by terms and conditions that allow Company to fully perform the corresponding terms and conditions of this Agreement;
(c)    promptly after the execution of such Sublicense Agreement, Company or its Sublicensed Affiliate, as applicable, shall provide a full copy of such Sublicense Agreement to BMS;
(d)    Company shall remain primarily responsible for all payments due and the making of reports under this Agreement by its Sublicensees and for compliance by its Sublicensees with all applicable terms of this Agreement (including, without limitation, its payment obligations under Sections 11.1 and Article 8 and Article 10 hereof), and Company and its Sublicensed Affiliate shall use Commercially Reasonable Efforts to monitor their Sublicensees’ compliance with the terms of such License, and Company shall remain jointly and severally liable with each of its Sublicensees (whether or not such Sublicensee is an Affiliate of Company) for any failure by such Sublicensee to comply with the terms and conditions of this Agreement;
(e)    the Sublicensee shall assume and agree in writing to be bound by and comply with the terms and conditions of this Agreement in the same manner as Company, including, without limiting the generality of the foregoing, the Sublicensee shall agree in writing (i) to maintain insurance coverage at no less than the levels set forth in Section 12.4, and (ii) to keep books and records substantially in accordance with Section 8.6, including permitting audit and inspection rights in accordance with Sections 8.6.3 and 8.6.4;
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(f)    such Sublicensee shall not have the right to grant further Sublicenses with respect to the Development or Commercialization of Licensed Products, except in accordance with and subject to all of the terms and conditions of this Section 2.2 and all of the other terms and conditions of this Agreement;
(g)    any Sublicense rights granted by Company or its Sublicensed Affiliate in a Sublicense Agreement (to the extent such Sublicense rights are granted to Company or its Sublicensed Affiliate in this Agreement) shall terminate effective upon the termination under Article 13 of the license from BMS to Company with respect to such sublicensed rights; provided, that such Sublicense rights shall not terminate if, as of the effective date of such termination under Article 13, the Sublicensee is not in material breach of its obligations to Company under its Sublicense Agreement, the Sublicensee was previously granted an exclusive Sublicense to Develop and Commercialize the Licensed Products or Licensed Adnectins, and within [***] days of such termination, the Sublicensee agrees in writing to be bound directly to BMS under a license agreement substantially similar to this Agreement with respect to the rights Sublicensed hereunder, substituting such Sublicensee (a “Surviving Sublicensee”) for Company or its Sublicensed Affiliate, and provided, further, that (A) such license agreement shall not prejudice any remedy either Party may have against the other in connection with such termination of this Agreement (in whole or in part); (B) the scope of the rights granted to the Surviving Sublicensee under such license agreement (with respect to licensed activities, Licensed Products and territory) shall be less than or equal to the scope of the rights that had been sublicensed by Company or its Sublicensed Affiliate to the Surviving Sublicensee pursuant to the Sublicense Agreement; (C) Company shall no longer be obligated under this Agreement to pay amounts set forth in this Agreement, to the extent such amounts are payable based on the activities of such Surviving Sublicensee, its Affiliates and its sublicensees from and after the effective date of such termination; (D) such license agreement shall obligate the Surviving Sublicensee to pay directly to BMS amounts corresponding to those set forth in Article 8 which are payable based on the activities of such Surviving Sublicensee, its Affiliates and its sublicensees from and after the effective date of such termination; (E) the Sublicensee cures any payment default of the Company to BMS as of the effective date of termination; and (F) such license agreement shall not modify the rights and obligations of the Parties following any termination of this Agreement in whole or in part;
(h)    the provisions of this Section 2.2 shall also apply in the event of any subsequent amendment or modification of any such Sublicense Agreement; and
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(i)    BMS shall be made an express third party beneficiary of the Sublicensee’s obligations under such Sublicense Agreement that relate to compliance with the terms and conditions of this Agreement with the direct right to enforce the same directly against the Sublicensee.
2.2.2    For clarity, where provisions of this Agreement provide that Company shall be “solely” responsible for the like with respect to a matter (for example, Sections 5.4, 5.5, or 7.1), it is understood that such responsibilities may be carried out or borne on Company’s behalf by an Affiliate of Company or by a permitted Sublicensee or contractor of Company.
2.2.3    It shall be a material breach of this Agreement for Company or its Sublicensed Affiliate to enter into any Sublicense hereunder not in compliance with this Section 2.2.
2.2.4        In the event that Company’s equity interest in a Sublicensed Affiliate becomes diminished by equity investments by Third Party(s) such that Company no longer has control over the Affiliate, as defined in Section 1.2, the Sublicensed Affiliate shall thereafter be deemed to be a Sublicensee, as defined by Section 1.55, without requiring BMS’ prior written consent, but provided that (i) a Sublicense Agreement is entered into with that former Sublicensed Affiliate, (ii) Company complies with the terms and conditions of Section 2.2.1 in relation to the Sublicense to this former Sublicensed Affiliate, and (iii) the applicable amounts received by Company or that Affiliate in relation to such equity investment qualify as Sublicensee Revenue for purposes this Agreement (including Section 8.2).
2.3    No Trademark License. No right or license, express or implied, is granted to Company to use any trademark, trade name, trade dress, domain name, logos, slogans, or service mark owned or Controlled by BMS or any of its Affiliates. Company, at its sole cost and expense, shall be responsible for the selection, registration and maintenance of all trademarks which it employs in connection with Licensed Products and its activities conducted pursuant to this Agreement, if any, and shall own and Control such trademarks.
2.4    No Implied Licenses. No license or other right is or shall be created or granted hereunder by implication, estoppel or otherwise. All such licenses and rights are or shall be granted only as expressly provided in this Agreement.
2.5    Retained Rights. All rights not expressly granted by a Party hereunder are reserved by such Party and may be used by such Party for any purpose.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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2.6    Cell Media and Feed Powders. BMS will direct Company to its preferred Third Party vendor(s), or arrange for Company and/or its designees to contract directly with BMS’ preferred Third Party vendor(s), at Company’s expense, to enable Company to purchase the cell media and feed powders necessary or reasonable useful to: (i) sustain and grow the cells that produce Licensed Adnectins, (ii) manufacture of the Licensed Adnectins and/or Licensed Products; and (iii) research, discover, Develop, make, have made, use, sell, offer to sell, export and import Licensed Adnectins and/or Licensed Products in the Field in the Territory. Company shall not, and shall procure that its designees do not, (i) transfer such cell media and feed powders to any Third Party (x) without BMS’ prior written consent (not to be unreasonably withheld or delayed) and (y) unless such Third Party agrees in writing to be bound by the same obligations set forth in this Section 2.6 as Company with respect to such Third Party’s use of such cell media and feed powders, and (ii) reverse engineer or otherwise attempt to discern the structure, identity and/or components of such cell media and feed powders, or cause or permit any Third Party to reverse engineer or otherwise attempt to discern the structure, identity or components of such cell media and feed powders. Company shall remain primarily responsible for compliance by its designees with the terms of this Section 2.6. BMS hereby consents to Company’s use of Catalent Biologics, a division of Catalent, Inc. (“Catalent”) as a Third Party authorized to receive such cell media and feed powders subject to Catalent agreement to comply with the requirements under this Section 2.6 and on terms no less restrictive than the terms of this Agreement.
ARTICLE 3
TRANSFER OF KNOW-HOW, TECHNICAL ASSISTANCE
3.1    Documentation.
3.1.1    During the [***] day period following the Effective Date (the “Know-How Transfer Period”), BMS shall provide Company with electronic copies (or tangible embodiments, if electronic is not available) of the Know-How listed on Appendix 1a. Such documentation is Confidential Information of BMS shall not be used by Company for any purpose other than for the discovery, research, Development or Commercialization (including any import, manufacture, use, offer for sale, or sale) of Licensed Adnectins and/or Licensed Products in accordance with this Agreement. Company shall assume full responsibility and liability to BMS for any unauthorized use or disclosure of such Confidential Information. BMS shall be responsible for the cost of providing one (1) set of copies (electronic, where they exist) only. BMS shall have no obligation to reformat or otherwise alter or modify any materials, or to create materials in electronic form, in order to provide them to Company. Any and all materials and other BMS Know-How delivered to Company pursuant to this Section 3.1 are and shall remain the sole property of BMS.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§200.80(B)(4) and 230.406
Without limiting the foregoing, if, within [***] after the Know-How Transfer Period, Company reasonably determines that there is additional, specific BMS Know-How Controlled by BMS and its Affiliates that existed as of the Effective Date that is reasonably necessary for the continued Development or manufacture (but only those manufacturing and formulation processes, techniques and trade secrets used by BMS for making such Licensed Adnectins as of the Effective Date) of any Licensed Adnectin or Licensed Product that has not been provided during the Know-How Transfer Period, then Company may request within such [***] period that BMS transfer to Company such additional BMS Know-How and BMS will endeavor to locate and provide same; provided, that BMS shall not be required to conduct an unreasonable search for any such additional BMS Know-How. Such requests shall be made by Company through a single contact person to be designated by BMS.
3.1.2    Notwithstanding Section 3.1.1, nothing herein shall require BMS to transfer, disclose or provide to Company (i) any reagents, assays or other tangible biological or chemical materials that are not listed on Appendix 4, and (ii) any general information or know-how that should reasonably be known to a pharmaceutical company engaged in the research, development, manufacture or commercialization of recombinant proteins. Upon Company’s request pursuant to Article 4, BMS will make available the Transferred Materials, including any inventory of Licensed Adnectins held by or on behalf of BMS, subject to Company bearing: (a) all transfer costs, (b) the cost of Transferred Materials in accordance with Section 4.2.1 and (c) the cost of any in-process Services whether being conducted by or on behalf of BMS in accordance with Section 4.2.2. Such inventory would be transferred on an “As-Is” basis. Company would be responsible for all requested testing costs of the transferred inventory as well as other testing requested or required by Company prior to such transfer.
3.1.3    Any data or information included in the INDs to be transferred under Section 3.2 does not need to be separately transferred pursuant to Section 3.1.1.
3.1.4    BMS makes no warranty, express or implied, that Company shall be able to successfully implement and use the BMS Know-How. BMS shall not be in default hereunder for any inadvertent failure to disclose all pertinent information related to the BMS Know-How; provided, that such information shall be supplied to Company promptly upon discovery of such failure to disclose or upon request of Company identifying with reasonable specificity the nature of the information to be disclosed. Company shall be responsible for ensuring that its personnel who receive such assistance are appropriately qualified and experienced for such purpose. BMS’ support shall not extend to support the integration of the BMS Know-How and related data and information into Company’s systems/repositories.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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3.2    INDs. BMS will use its commercially reasonable efforts to assign and transfer within [***] days after the Effective Date all of its rights, title and interests in and to any INDs for the Licensed Adnectins. Company will cooperate in connection therewith and shall perform all duties under such INDs from and after such assignment. Subject to the foregoing, the Parties will reasonably cooperate to ensure an orderly transition of duties under such INDs and to fulfill applicable filing obligations with regulatory authorities.
3.3    Safety Database. BMS shall transfer to Company the safety database for the Licensed Adnectins, in the form in which it is held by BMS, without unreasonable delay and as soon as practicable after the Effective Date, and Company shall perform all responsibilities thereafter with respect to reporting adverse events relating to the Licensed Adnectins. If BMS learns of an adverse event based on work already carried out by BMS using a Licensed Adnectin, it will promptly notify Company of such adverse event.
3.4    Adverse Event Reporting; Safety Data Exchange. The Parties shall use diligent efforts to define and finalize the processes the Parties shall employ to protect patients and promote their well-being in connection with the use of the Licensed Adnectins and Licensed Products, and to execute a written pharmacovigilance agreement (the “Pharmacovigilance Agreement”) within [***] days of the Effective Date, and provided that in all cases the Pharmacovigilance Agreement shall be executed by the Parties prior to the first dosing of the first study patient in any new clinical trial subject to this Agreement. Such Pharmacovigilance Agreement shall (a) provide that Company shall hold and be responsible for the maintenance of the global safety database for the Licensed Adnectins and Licensed Products, and (b) include mutually acceptable guidelines and procedures for the receipt, investigation, recordation, communication, and exchange (as between the Parties) of adverse event reports, pregnancy reports, and any other information concerning the safety of the Licensed Adnectins and Licensed Products. Such guidelines and procedures shall be in accordance with, and enable the Parties and their Affiliates to fulfill, local and international regulatory reporting obligations to government authorities. Furthermore, such agreed procedures shall be consistent with relevant International Council for Harmonization (ICH) guidelines, except where said guidelines may conflict with existing local regulatory safety reporting requirements or applicable Law, in which case local reporting requirements or applicable Law shall prevail. In the event of a conflict between the terms this Agreement and the terms of Pharmacovigilance Agreement, the Pharmacovigilance Agreement shall control to the extent related to pharmacovigilance matters associated with the Licensed Adnectins and Licensed Products and the terms of this Agreement control with respect to any other matters. In the event that this Agreement is terminated, the Parties agree to implement the necessary procedures and practices to ensure that any outstanding pharmacovigilance reporting obligations are fulfilled.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ARTICLE 4
TRANSFER OF MATERIALS
4.1    Materials. Following the Effective Date, BMS shall make available, at BMS’ cost, to Company the Licensed Adnectins and other materials identified in Appendix 4, ex-works (EXW) (Incoterms 2021) the applicable BMS’ facility(ies) (or if held at a Third Party location, BMS will direct such third Party to make available such Licensed Adnectins and other materials to Company ex-works (EXW) (Incoterms 2021) the applicable Third Party facility(ies)), in the quantities set forth in Appendix 4 (in each case, any such materials that are actually transferred, the “Transferred Materials”). Title and risk of loss shall be transferred to and borne by Company upon delivery of the Transferred Materials by BMS to Company’s designated carrier ex-works (EXW) (Incoterms 2021) at the applicable BMS’ and/or Third Party facility(ies), and Company shall be responsible for any indirect taxes levied upon the transfer, including customs duties and import VAT if applicable. Other than the Transferred Materials, unless included within the scope of BMS Know-How, BMS shall have no obligation to provide Company with any compounds or other materials, such as assays or biomaterials, under this Agreement. The Transferred Materials are provided “AS IS” and BMS makes no representations or warranties, express or implied, as to the Transferred Materials, including any warranty as to merchantability or fitness for a particular use or purpose. Any requalification required for Transferred Materials will be at Company’s expense and responsibility. Company agrees that: (a) Company shall be fully responsible for its Affiliates’, Sublicensees’ and contractors’ use, storage, handling and disposition of the Transferred Materials, (b) under no circumstances shall BMS be liable or responsible for Company’s or its Affiliates’, Sublicensees’ and contractors’ use, storage, handling or disposition of the Transferred Materials, and (c) Company assumes sole responsibility for any claims, liabilities, damages and losses that might arise as a result of Company’s and its Affiliates’, Sublicensees’ and contractors’ use, storage, handling or disposition of any Transferred Material. Company shall indemnify, defend and hold harmless BMS and its Affiliates, and their respective officers, directors, employees, agents, licensors, and their respective successors, heirs and assigns and representatives, from and against any and all damages, liabilities, losses, costs and expenses (including reasonable legal expenses, costs of litigation and reasonable attorney’s fees) arising in connection with any claims, suits, proceedings, whether for money damages or equitable relief, of any kind, arising out of or relating to Company’s, or any of its Affiliates’, Sublicensees’ or contractors’ use, storage, handling or disposition of any Transferred Material. Transferred Materials may only be provided by Company to Affiliates of Company, Sublicensees and contractors of Company.
4.2    Reimbursement for Cost of Transferred Materials and Services.
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4.2.1    BMS will invoice Company for its out of pocket costs paid to Third Parties for the transfer of Transferred Materials to Company. Each invoice shall be due and payable within forty-five (45) days after Company’s receipt of such invoice.
4.2.2    Company shall be responsible for the cost of all services set forth on Appendix 5 (“Services”). Such costs will be at BMS’ actual cost without markup and upon request from Company, BMS will provide Company with reasonable supporting documentation evidencing the cost of such Services. Until such time as (i) Company is able to enter into a contract with the vendor providing each Service (each vendor, a “Service Provider”) or (ii) BMS assigns such contract to Company; provided that BMS shall not be required to assign (or seek an assignment from any Service Provider) of any contract for Services, BMS will continue to have each Service Provider perform the Services set forth next to the Service Provider’s name on Appendix 5. BMS shall have no obligation to have any Services performed after the earlier of the (x) the expiration date of the contract between BMS (or one of its Affiliates) and the Service Provider governing such Services and (y) the [***] day after the Effective Date. Company shall reimburse BMS for all amounts paid to Service Providers for such services that accrue from and after the Effective Date. Not more than once per month, BMS will send Company an invoice for the cost of Services incurred by BMS in the previous month. Each invoice shall be due and payable within [***] days after Company’s receipt of such invoice.
4.3    Quality Agreement.    Prior to the transfer of the Transferred Materials to Company the Parties shall enter into a quality agreement (the “Quality Agreement”). The Quality Agreement shall in no way determine liability or financial responsibility of the Parties for the responsibilities set forth therein. In the event of a conflict between any of the provisions of this Agreement and the Quality Agreement with respect to quality-related activities, including compliance with cGMP, the provisions of the Quality Agreement shall govern. In the event of a conflict between any of the provisions of this Agreement and the Quality Agreement with respect to any commercial matters, including allocation of risk, liability and financial responsibility, the provisions of this Agreement shall govern. In the event that this Agreement is terminated, the Parties agree to implement the necessary procedures and practices to ensure that any outstanding quality obligations are fulfilled.
ARTICLE 5
DEVELOPMENT
5.1    Development. Company shall itself or through its Affiliates or Sublicensees use Commercially Reasonable Efforts to Develop Licensed Products, including by (i) setting forth in the Development Plan a program of Development activities and reasonable estimated timelines
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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therefor for each phase of pre-clinical and clinical Development for Licensed Adnectins and Licensed Products, and (ii) assigning appropriately qualified and experienced personnel to perform and monitor the progress of, or overseeing Third Parties who perform, such Development activities on an on-going basis. The initial Development Plan as of the Effective Date is attached hereto as Appendix 2. During the Term, Company shall (a) promptly provide BMS no later than January 1 of each Calendar Year (beginning on January 1, 2023) with a copy of the revised Development Plan for each Licensed Adnectin and Licensed Product for such Calendar Year and the next two Calendar Years and (b) promptly notify BMS as if, as a result of interactions with Regulatory Authorities in relation to any Licensed Product, Company reasonably determines that the estimated timelines for Development and Commercialization for Licensed Products set forth in the Development Plan are likely to be materially delayed, and shall promptly thereafter update the Development Plan to reflect such revised estimated timelines. Company shall promptly notify BMS of any material change in any study included in the Development Plan last provided to BMS of which it becomes aware and the reasons therefor.
5.2    Development Reports. Company shall provide BMS with written Development reports on or before January 31 of each Calendar Year during the Term of Development activities summarizing (but without disclosing specific data or results) such activities in sufficient detail to enable BMS to determine Company’s compliance with its diligence obligations in Section 5.1. Such reports shall include without limitation (a) the research and other Development activities accomplished by Company under the existing Development Plan through the end of the immediately preceding Calendar Year with respect to Licensed Adnectins and Licensed Products, (b) updates on Company’s progress against the existing Development Plan, and (c) any revisions proposed to be made to any Development Plan for the then current Calendar Year; provided, however, that the first such report shall be due no later than January 31, 2023. If any such Development obligations have been sublicensed to a Sublicensee, Company shall require the Sublicensee to provide to BMS (directly or through Company) the same information as required of Company hereunder with respect to the progress of the development of Licensed Adnectins and Licensed Products by such Sublicensee. If requested by BMS, Company (and, if applicable, Sublicensee) personnel who prepared the report will meet with BMS (which may be by teleconference) to discuss any reasonable questions or comments that BMS might have on the report and Company’s development activities.
5.3    Records. Company shall maintain complete and accurate records of all work conducted in furtherance of the research, Development and Commercialization of the Licensed Adnectins and/or Licensed Products and all results, data and developments made in furtherance thereof to the extent required under applicable Laws. Such records shall properly reflect all work
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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done and results achieved in sufficient detail and in good scientific manner to the extent required under applicable Laws.
5.4    Development Responsibilities and Costs. As between the Parties, Company shall have sole responsibility for, and shall bear the cost of conducting, research and Development with respect to the Licensed Adnectins and/or Licensed Products. Company shall research and Develop the Licensed Adnectins and/or Licensed Products in compliance with all applicable Laws, including all legal and regulatory requirements pertaining to the design and conduct of Clinical Trials.
5.5    Regulatory Responsibilities and Costs. As between the Parties, Company shall have sole responsibility for, and shall bear the cost of preparing and maintaining, all regulatory filings and related submissions with respect to the Licensed Adnectins and/or Licensed Products. Except as set forth in Article 13, Company shall own all INDs, Approvals and submissions in connection therewith and all Approvals shall be obtained by and in the name of Company.
5.6    Competitive Compound.
5.6.1    During the period that ends [***] years after the Effective Date, neither Company nor its Affiliates (or any Sublicensee of Company or any Affiliate of such Sublicensee) shall itself or through any Third Party, or in collaboration with any Third Party, engage, directly or indirectly in the clinical Development or Commercialization of a Competitive Compound.
5.6.2    Notwithstanding Section 5.6.1, if Company or any of its Affiliates, either through its own development efforts or by acquisition, or obtains ownership of or a license to, or is acquired by or otherwise merges with an entity (or an Affiliate of such entity) that owns or has a license to, a Competitive Compound, in all such cases that would result in a violation of Section 5.6.1 (any such event, a “Triggering Event”), then Company shall promptly notify BMS in writing and elect (as applicable) one of the following actions within [***] days after such Triggering Event:
(1)     divest itself of such Competitive Compound and notify BMS in writing of such divestiture, which divestiture may occur by an outright sale to a Third Party of all of Company’s and its Affiliate’s rights to such Competitive Compound or by an outlicense arrangement under which Company has no continuing active involvement in the development or commercialization of such Competitive Compound (for clarity, efforts in connection with (i) the receipt and audit of payments in respect of the Competitive Compound, (ii) the maintenance, defense and enforcement of any applicable licensed patents, and (iii) the receipt of information to ensure compliance
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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with the applicable agreement (including efforts to enforce or terminate same, or seek damages, for breach) shall not constitute continuing active involvement) provided that such divestiture occurs within [***] months after the applicable Triggering Event; provided, that Company or its Affiliate shall have an additional [***] months to effect such divestiture in the event that Company or its Affiliate can demonstrate it has used commercially reasonable efforts, but has been unable, to effect such divestiture during such six (6) month period;
(2)    Company shall notify BMS in writing whether Company desires to negotiate terms under which the Competitive Compound would be included within this Agreement. If the Parties can agree and execute a binding agreement, within [***] days after notice from Company electing this option, on the terms (including compensation to BMS) for including the Competitive Compound as a Licensed Product or Licensed Adnectin within this Agreement and Company’s Commercially Reasonable Efforts obligations under Sections 5.1 and 6.1, then Company shall not be deemed in breach of Section 5.6.1; provided, that BMS shall not be under any obligation, express or implied to negotiate or enter into any such agreement. If the Parties are unable to reach written agreement during the applicable time period, then, this Agreement shall be deemed terminated pursuant to Section 13.3.2 hereof; or
(3)    Discontinue the Development of the Competitive Compound, including without limitation by withdrawing INDs for the Competitive Compound within three (3) months after the Triggering Event.
ARTICLE 6
COMMERCIALIZATION
6.1    Company Obligations. Company shall use Commercially Reasonable Efforts to (i) obtain Approvals in each Major Market Country (or from the EMA for the Major Market Countries in Europe) for at least one Licensed Product, (ii) effect the First Commercial Sale of each Licensed Product for which such Approvals are obtained into each Major Market Country as soon as reasonably practicable after receipt of such Approvals, and (iii) Commercialize each such Licensed Product in each such Major Market Country following such First Commercial Sale therein with the goal of maximizing the Net Sales of such Licensed Product in such Major Market Country.
6.2    Continued Availability. Following the First Commercial Sale of a Licensed Product in a country in the Territory and until the expiration or termination of this Agreement, Company shall be responsible for manufacturing (or having manufactured) at its sole expense and using
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Commercially Reasonable Efforts to maintain supplies of such Licensed Product sufficient to satisfy Company’s expected Commercialization efforts in such country.
6.3    Reports. Following the First Commercial Sale of a Licensed Product in a country in the Territory, Company shall provide BMS with a written report within [***] days of the filing of Company’s Annual Report with the U.S. Securities and Exchange Commission (or if no such report is filed, then within [***] days after the end of a calendar year), summarizing significant commercial activities with respect to Licensed Products during the just ended Calendar Year in countries in which there has been a First Commercial Sale of a Licensed Product, broken out separately for each applicable Major Market Country, aggregated for all member states of the European Union, if applicable, and aggregated for other countries in the Territory, if applicable, that are not Major Market Countries or member states of the European Union. If requested by BMS, Company personnel who prepared the report will meet with BMS, which may be by teleconference, to discuss and answer any questions or comments that BMS might have on the report and Company’s commercialization activities.
ARTICLE 7
MANUFACTURE AND SUPPLY
7.1    Manufacture and Supply. As between the Parties, after the Effective Date Company shall be solely responsible at its expense for all of its requirements for making or having made all of its requirements of the Licensed Adnectins and/or Licensed Products; provided, however, that BMS shall not be relieved of its obligations to provide the Transferred Materials hereunder.
ARTICLE 8
FINANCIAL TERMS
In partial consideration of the rights granted by BMS to Company pursuant to this Agreement, Company shall make the payments provided for in this Article 8.
8.1    Development Milestones. For each applicable Licensed Adnectin, Company shall pay to BMS the following one time milestone payments set forth in the table below within [***] days after the first achievement of the specified milestone event by Company, its Affiliates, and Sublicensees for each applicable Licensed Adnectin achieving such milestone event in any indication. Company shall provide written notice to BMS within [***] after the first achievement of the specified milestone event by Company, its Affiliates or Sublicensees for each applicable Licensed Adnectin. Each milestone payment shall not be refundable or returnable in any event, nor shall it be creditable against royalties or other payments:
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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(a)    [***] (or any Licensed Adnectin) for [***]:

Amount of Milestone Payment
Milestone	(Dollars)

[***]		$[***]*

[***]		$[***]

[***]		$[***]

	TOTAL:	$[***]

[***]
(b)    [***](or any Licensed Adnectin) for [***]:

Amount of Milestone Payment
Milestone	(Dollars)

[***]	$[***]

[***]	$[***]

[***]	$[***]

TOTAL:	$[***]

(c)    For purposes of this Section 8.1:
(i)    The set of milestone payments in the tables above shall be payable by Company to BMS upon the first achievement of each such milestone event for each such Licensed Adnectin to achieve the milestone event.
(ii)    “Indication” shall mean any separately defined, well-categorized class of human disease, syndrome or medical condition for which a separate marketing authorization application may be filed with a Regulatory Authority. New forms,
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§200.80(B)(4) and 230.406
presentations, dosages or formulations Developed for a given Licensed Adnectin shall not be deemed to create a new Licensed Adnectin for milestones purposes and shall be considered the same Licensed Adnectin.
8.2    Sublicense Revenue Sharing. In addition to the milestones and royalty payments set forth in Section 8.1, Company shall pay to BMS the following percentage of all Sublicense Revenues Company receives in connection with any Sublicense or any assignment of rights to the BMS Patents, BMS Know-How, the Licensed Adnectins and/or Licensed Products, depending on the stage of Development of the most advanced Licensed Adnectin or Licensed Product that is subject to the applicable Sublicense or such assignment:
Development stage of the most advanced Licensed Adnectin or Licensed Product as of the date of the Sublicense or assignment:

	Prior to the end of the Phase 3 Trial	Prior to the first filing for an BLA Approval	After BLA approval
Percent of Sublicense Revenues payable to BMS	[***]%	[***]%	[***]%
For clarity the percent stated above shall apply (i) to any particular Sublicense Revenue that is not included in the Agreement (e.g., the upfront payment from the Sublicensee or a milestone payment for a milestone event not included in the Agreement), and (ii) to the difference between (x) the Sublicense Revenue payment received by Company from a Sublicensee and (y) the payment Company pays to BMS for a particular payment under the Agreement (e.g., the difference between the milestone payment Company receives from a Sublicensee and the milestone payment Company pays to BMS for the same milestone event or the difference between the royalty rates). No Sublicense Revenue shall be due on any Sublicense granted more than two (2) years after BLA Approval.
8.3    Royalty Payments.
8.3.1    Subject to the terms of this Agreement Company shall pay to BMS tiered royalties based on the total annual worldwide Net Sales in the Territory of each Licensed Product (including all indications and formulations for such Licensed Product) during the applicable Royalty Term for such Licensed Product. The royalty payable with respect to each particular Licensed Product shall be calculated by multiplying the applicable royalty rate below by the portion
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested
Under 17 C.F.R. §§200.80(B)(4) and 230.406
of total annual worldwide Net Sales in the applicable tier in a Calendar Year of the applicable Licensed Product by Company, its Affiliates, and Sublicensees in the Territory, as follows:

Portion of total annual worldwide Net Sales in a Calendar Year for such Licensed Product that falls within the following tiers:	Royalty Rate

≤ $[***]	[***]%

> $[***]	[***]%
By way of example, in a given Calendar Year, if the total annual worldwide Net Sales for a Licensed Product is $[***], the following royalty payment would be payable under this Section 8.3 (subject to the reductions set forth below): ([***]% x $[***]) ([***]% x $[***]) = $[***]. For clarity, all dosages, dosage forms, SKUs, methods of delivery and presentations of a Licensed Product containing the same Licensed Adnectin shall be considered as one Licensed Product for purposes of this Section 8.3.1.
8.3.2    Royalty Term. Royalties shall be payable on a Licensed Product-by-Licensed Product and country-by-country basis on Net Sales of Licensed Products from the First Commercial Sale of a particular Licensed Product in a country until the later of (i) twelve (12) years after the First Commercial Sale of such Licensed Product in such country, (ii) the expiration of the last to expire BMS Patent Right that, absent the licenses granted by BMS to Company under this Agreement, would be infringed by the manufacture, use, sale, offer for sale, importation or exportation in such country of a given Licensed Product (including by reasons of extensions thereof under applicable Laws, including patent term extensions, pediatric exclusivity or supplemental protection certificates or their equivalents in any country), or (iii) the expiration of any regulatory or marketing exclusivity for such Licensed Product in such country, including but not limited to any data exclusivity (the “Royalty Term”); provided that, if (ii) no longer applies, the royalty payable by Company to BMS for the remainder (if any) of the Royalty Term with respect to such Licensed Product shall be determined by a royalty rate equal to fifty percent (50%) of the royalty rate set forth in Section 8.3.1. At the end of the Royalty Term for any Licensed Product in any country, Company will have a fully paid up, perpetual, irrevocable, royalty-free license to such Licensed Product in such country.
8.3.3    Royalty Conditions. The royalties under Section 8.3.1 shall be subject to the following conditions:
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§200.80(B)(4) and 230.406
(a)    only one royalty shall be due with respect to the same unit of Licensed Product;
(b)    no royalties shall be due upon the sale or other transfer among any Related Party, but in such cases the royalty shall be due and calculated upon the Related Party’s Net Sales of Licensed Product to the first non-Related Party; and
(c)    no royalties shall accrue on the disposition of Licensed Product in reasonable quantities by any Related Party as part of an expanded access program or as bona fide samples or as donations to non-profit institutions or government agencies for non-commercial purposes or for the performance of clinical trials, provided, in each case, that such Related Party does not receive any payment for such Licensed Product exceeding the cost of goods.
8.3.4    Royalty Reduction. If (i) Company, in its reasonable judgment, determines that it is required to obtain a license from any Third Party in order to avoid infringement of a Valid Claim of such Third Party’s Patent Rights as a result of the practice of the BMS Patent Rights and/or the BMS Know-How in connection with the research, Development or Commercialization of any Licensed Product, (ii) such Valid Claim claims the composition or a method of use on which the Company has obtained or is seeking to obtain approval from a Regulatory Authority, and (iii) Company is required to pay to such Third Party a royalty, milestone payments or other monetary compensation in consideration for the grant or maintenance of such license (“Third Party Compensation”), then for the period during which Company owes royalties to BMS hereunder, the amounts that would otherwise have been payable as royalties to BMS under this Agreement shall be reduced by [***] of all Third Party Compensation payable by or on behalf of Company to such Third Party. Notwithstanding the foregoing, in no event shall the royalty reductions described in this Section 8.3.4 act to reduce the royalties payable by Company to less than [***] of the amounts payable by Company for a given Calendar Quarter pursuant to Section 8.3.1. For clarity, this credit will not apply with respect to Valid Claims of Third Party Patent Rights that claim a formulation or method of manufacture of a Licensed Adnectin or Licensed Product. For clarity, Company may not carry over and apply any such royalty reductions, which are incurred or accrued in a Calendar Quarter and are not deducted in such Calendar Quarter, to any subsequent Calendar Quarter(s). Notwithstanding the foregoing, if the royalty rates have been reduced in a given country due to lack of BMS Patent Rights for the applicable Licensed Product as set forth in Section 8.3.2, the provisions of this Section 8.3.4 will not apply for such country.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§200.80(B)(4) and 230.406
8.3.5    Forecast. Company shall provide on or before [***] of each Calendar Year a non-binding good faith forecast of sales and royalties for the entire current and next Calendar Year.
8.3.6    Effect of Patent Challenge. In the event Company (or any of its Affiliates or Sublicensees) challenges or knowingly assists (other than in response to a subpoena or court order), including without limitation by providing information, documents, advice, and/or funding, a challenge to the validity, scope, patentability or enforceability of any of the BMS Patent Rights, and such challenge is unsuccessful either because (i) Company files a suit or initiates another legal proceeding to challenge the validity or enforceability of any such BMS Patent Right and then withdraws or terminates the suit or proceeding, (ii) any challenged claim that would be infringed but for the license has been upheld, even in amended form, as determined by a court of competent jurisdiction or other legal tribunal, or (iii) Company, in connection with such challenge, fails to produce reasonably credible evidence demonstrating the invalidity or unenforceability of all applicable patent claims in the BMS Patent Rights in such country; then the royalty rates set forth in Section 8.3.1 above shall be increased by [***] of the percentages set forth above (e.g., [***]), retroactively effective to the date that such suit or other legal proceeding was filed or otherwise formally initiated
8.4    Manner of Payment. All payments to be made by Company under this Agreement shall be made in U.S. Dollars by wire transfer of immediately available funds to such bank account as shall be designated by BMS. Late payments shall bear interest at the rate provided in Section 8.9.
8.5    Sales Reports and Royalty Payments. After the First Commercial Sale of a Licensed Product and during the term of this Agreement, Company shall furnish to BMS a written report, within [***] ([***] if a Sublicense has been granted) after the end of each Calendar Quarter (or portion thereof, if this Agreement terminates during a Calendar Quarter), showing the amount of royalty due for such Calendar Quarter (or portion thereof). Royalty payments for each Calendar Quarter shall be due at the same time as such written report for the Calendar Quarter. With each quarterly payment, Company shall deliver to BMS a full and accurate accounting to include at least the following information:
8.5.1    the total gross sales for each Licensed Product (by country) by Company and its applicable Related Parties, if any, and the calculation of Net Sales from such gross sales;
8.5.2    the deductions by category of permitted deductions set forth in the Net Sales definition;
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested
Under 17 C.F.R. §§200.80(B)(4) and 230.406
8.5.3    the total Net Sales for each Licensed Product (by country) by Company and its applicable Related Parties, if any, and the calculation of Net Sales from such gross sales;
8.5.4    the calculation of royalties payable in Dollars which shall have accrued hereunder in respect of such Net Sales;
8.5.5    withholding taxes, if any, required by applicable Law to be deducted in respect of such royalties; and
8.5.6    the exchange rates used in determining the amount of Dollars payable hereunder.
If no royalty or payment is due for any royalty period hereunder, Company shall so report.
8.6    Sales Record Audit.
8.6.1    Company shall keep, and shall cause each of its applicable Related Parties, if any, to keep, complete, true and accurate books of accounts and records in accordance with GAAP, including gross sales in accordance with GAAP and any deductions thereto in accordance with this Agreement’s Net Sales definition in connection with the calculation of Net Sales, sufficient to determine and establish the amounts payable incurred under this Agreement, and compliance with the other terms and conditions of this Agreement.
8.6.2    Such books of accounting of Company and its Affiliates shall be kept at their principal place of business and, with all necessary supporting data and records, shall during all reasonable times for the [***] years next following the end of the Calendar Year to which each shall pertain, be open for inspection not more than once per Calendar Year at reasonable times by an independent certified public accountant selected by BMS and as to which Company has no reasonable objection, at BMS’ expense, for the purpose of verifying royalty statements and payments for compliance with this Agreement for any period within the preceding [***] Calendar Years.
8.6.3    Company shall include in its Sublicense Agreements with any Sublicensees, a right for Company to inspect or have such an accountant inspect, not more than once during any Calendar Year, the books of accounting and such supporting data and records of such Sublicensees for the purpose of verifying royalty statements and payments for compliance with this Agreement for any period within the preceding [***] Calendar Years.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§200.80(B)(4) and 230.406
8.6.4    Results of any inspection under Section 8.6.2 or 8.6.3 shall be made available to both Company and BMS. The independent, certified public accountant shall disclose to BMS only the amounts that the independent auditor believes to be due and payable hereunder to BMS, details concerning any discrepancy from the amount paid (including the reasons therefor) and the amount due, and shall disclose no other information revealed in such audit.
8.6.5    Such accountant must have agreed in writing to maintain all information learned in confidence, except as necessary to disclose to BMS such compliance or noncompliance by Company, and any applicable Related Parties (who must agree in the Sublicense Agreement that such audit report may be disclosed to BMS). The results of each inspection, if any, shall be binding on both Parties. BMS shall pay for such inspections, except that in the event there is any upward adjustment in aggregate royalties payable for any Calendar Year shown by such inspection of more than [***] of the amount paid, Company shall pay for such inspection. Any underpayments shall be paid by Company within [***] after notification of the results of such inspection. Any overpayments shall be fully creditable against amounts payable in subsequent payment periods.
8.7    Currency Exchange. The Company’s then current standard exchange rate methodology will be employed for the translation of foreign currency sales into Dollars, provided, that such methodology is used by the Company in the translation of its foreign currency operating results, is consistent with GAAP, and is audited by the Company’s independent certified public accountants in connection with the audit of the consolidated financial statements of Company, and is used for the Company’s external reporting of foreign currency operating results.
8.8    Taxes.
8.8.1    Each Party will pay any and all taxes levied on account of all payments it receives under this Agreement.
8.8.2    If laws or regulations require that taxes be withheld with respect to any royalty payments by Company to BMS under this Agreement, Company will: (a) deduct those taxes from the remittable payment, (b) pay the taxes to the proper taxing authority, and (c) send evidence of the obligation together with proof of tax payment to BMS on a reasonable and timely basis following that tax payment. Each Party agrees to cooperate with the other Party in claiming refunds or exemptions from such deductions or withholdings under any relevant agreement or treaty which is in effect. The Parties shall discuss applicable mechanisms for minimizing such taxes to the extent possible in compliance with applicable Laws. Notwithstanding the foregoing, in the event that payments are made by Company other than from the mainland U.S. (e.g., as a result of an assignment under Section 15.5.2), then Company shall, in addition to complying with the foregoing,
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Confidential Treatment Requested
Under 17 C.F.R. §§200.80(B)(4) and 230.406
pay an amount to BMS such that when any taxes that are required to be withheld have been deducted, BMS receives that amount it would have received had the payment been made from the mainland U.S. Company hereby consents that BMS is permitted to submit and disclose this Agreement to the German tax authorities for the purpose of applying for a certificate of exemption from German withholding tax.
8.8.3    The Parties shall cooperate in accordance with applicable Laws to minimize indirect taxes (such as value added tax, sales tax, consumption tax and other similar taxes) in connection with this Agreement.
8.9    Interest Due. Without limiting any other rights or remedies available to BMS, Company shall pay BMS interest on any payments that are not paid on or before the date such payments are due under this Agreement at a rate of [***] per month or the maximum applicable legal rate, if less, calculated on the total number of days payment is delinquent.
ARTICLE 9
REPRESENTATIONS AND WARRANTIES; DISCLAIMER;
LIMITATION OF LIABILITY
9.1    Mutual Representations and Warranties. Each Party represents and warrants to the other Party that, as of the Effective Date: (i) it is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to enter into this Agreement and to perform its obligations under this Agreement, (ii) execution of this Agreement and the performance by such Party of its obligations hereunder have been duly authorized, (iii) this Agreement has been duly executed and delivered on behalf of such Party, and is legally binding and enforceable on each Party in accordance with its terms, (iv) the performance of this Agreement by it does not create a breach or default under any other agreement to which it is a Party, (v) the execution, delivery and performance of this Agreement by such Party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, nor violate any Law or regulation of any court, governmental body or administrative or other agency having jurisdiction over such Party, (vi) no government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any Laws currently in effect, is or will be necessary for, or in connection with, the transaction contemplated by this Agreement or any other agreement or instrument executed in connection herewith, or for the performance by it of its obligations under this Agreement and such other agreements, and (vii) neither such Party, nor any of its employees, officers, subcontractors, or consultants who have rendered services relating to the Licensed Adnectins: (a) has ever been
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§200.80(B)(4) and 230.406
debarred or is subject to debarment or convicted of a crime for which an entity or person could be debarred by the FDA under 21 U.S.C. Section 335a or (b) has ever been under indictment for a crime for which a person or entity could be so debarred.
9.2    Representations and Warranties of BMS. BMS represents and warrants to Company that, as of the Effective Date: (a) there is no pending litigation, or litigation that has been threatened in writing, which alleges, or any written communication alleging, that BMS’ activities, or its licensees’ activities, with respect to the research, Development or manufacture of the Lead Adnectin prior to the Effective Date have infringed or misappropriated, or would infringe or misappropriate, any of the intellectual property rights of any Third Party, (b) no Third Party has challenged in writing the ownership, scope, duration, validity, enforceability, priority or right to use any Adnectin Platform Patent Rights or the BMS Patent Rights listed in Appendix 1b (including, by way of example, through the institution of or written threat of institution of interference, inter partes review, reexamination, protest, opposition, nullity or similar invalidity proceeding before the United States Patent and Trademark Office or any foreign patent authority or court), (c) all fees required to be paid by BMS in any jurisdiction in order to maintain the BMS Patent Rights licensed to Company hereunder and listed in Appendix 1b have, to BMS’ Knowledge, been timely paid as of the Effective Date and, to BMS’ Knowledge, the claims included in any issued patents included in such BMS Patent Rights are in full force and effect as of the Effective Date, (d) BMS has not previously assigned, transferred, conveyed, or granted any license or other rights to its right, title and interest in the Adnectin Platform Patent Rights, BMS Patent Rights or the BMS Know-How, that in any way that would materially conflict with or materially limit the scope of any of the rights or licenses granted to Company hereunder, (e) BMS’ right, title and interest to all the Adnectin Platform Patent Rights and BMS Patent Rights listed in Appendix 1b are free of any lien or security interest, (f) except for the Adnectin Platform Patent Rights and the BMS Patent Rights set forth in Appendix 1b, BMS and its Affiliates do not own or control any other Patent Rights that are necessary or, to BMS’ reasonable belief as of the Effective Date, reasonably useful to carry out the Development of the Lead Adnectin and/or Licensed Products containing the Lead Adnectin as contemplated by the Development Plan attached as Appendix 2 hereto, and (g) subject to Section 3.1.2, to BMS’ Knowledge, the documents, data and information that are included in the BMS Know-How transferred to Company pursuant to Section 3.1 constitute all of the Know-How owned or Controlled by BMS that is reasonably necessary or useful for the Development or manufacture of the Lead Adnectins in accordance with the terms of this Agreement.
9.3    Representations and Warranties of Company. Company represents, warrants and covenants that (a) it shall not engage in any activities that use the Adnectin Platform Patent Rights, BMS Patent Rights and/or BMS Know-How in a manner that is outside the scope of the license rights granted to it hereunder, (b) all of its activities related to its use of the Adnectin Platform
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Patent Rights, BMS Patent Rights and BMS Know-How, and the research, Development and Commercialization of the Licensed Adnectins and/or Licensed Products, pursuant to this Agreement shall comply with all applicable Law, (c) prior to filing the first drug application (i.e., an NDA or its foreign equivalent) for a Licensed Product, Company shall have all licenses that are necessary in order for the manufacture, use or sale of such Licensed Product not to infringe the intellectual property of any Third Party known to Company as of such date, but excluding licenses applicable to any Third Party issued patents for which Company shall have obtained a well-reasoned, written opinion of an outside patent attorney that Company’s activities under the scope of this Agreement are not reasonably likely to infringe any Valid Claim of such Third Party issued patent, and (d) it has available to it (or will have available to it at the time any payment hereunder is due) funds necessary to consummate the transaction contemplated by this Agreement and to Develop and Commercialize the Licensed Adnectins and Licensed Products in accordance with the terms of this Agreement.
9.4    Disclaimer. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO ANY LICENSED ADNECTINS, LICENSED PRODUCTS, TRANSFERRED MATERIALS, THE ADNECTIN PLATFORM PATENT RIGHTS, BMS PATENT RIGHTS, BMS KNOW-HOW OR ANY RIGHT OR LICENSE GRANTED BY BMS HEREUNDER, AND NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A REPRESENTATION OR WARRANTY BY BMS THAT ANY PATENT OR OTHER PROPRIETARY RIGHTS INCLUDED IN THE BMS PATENT RIGHTS OR THE ADNECTIN PLATFORM PATENT RIGHTS ARE VALID OR ENFORCEABLE OR THAT USE OF THE ADNECTIN PLATFORM PATENT RIGHTS, BMS PATENT RIGHTS, BMS KNOW-HOW AND TRANSFERRED MATERIALS CONTEMPLATED HEREUNDER DOES NOT INFRINGE ANY PATENT RIGHTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY. NOTWITHSTANDING ANY TO THE CONTRARY IN THIS AGREEMENT, COMPANY ACKNOWLEDGES AND AGREES THAT THE REPRESENTATIONS AND WARRANTIES IN THIS ARTICLE 9 ARE NOT MADE WITH RESPECT TO THE ADNECTIN PLATFORM PATENT RIGHTS AND THE BMS PATENT RIGHTS LISTED IN APPENDIX 1B AND THAT SUCH PATENT RIGHTS ARE BEING LICENSED TO COMPANY ON AN AS-IS BASIS.
9.5    Limitation of Liability. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT OR OTHERWISE, NEITHER PARTY SHALL BE LIABLE TO THE OTHER WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT, WHETHER UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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EQUITABLE THEORY, FOR ANY INCIDENTAL, INDIRECT, SPECIAL, EXEMPLARY, PUNITIVE, MULTIPLE, OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS, LOSS OF USE, DAMAGE TO GOODWILL, OR LOSS OF BUSINESS); PROVIDED, HOWEVER, THAT THE FOREGOING SHALL NOT APPLY TO ANY BREACH BY A PARTY OF ARTICLE 11 HEREOF, TO A BREACH BY COMPANY OF SECTION 5.6, THE WILLFUL BREACH, WILLFUL MISCONDUCT, OR GROSS NEGLIGENCE BY A PARTY, OR FOR AMOUNTS SOUGHT BY THIRD PARTIES IN CLAIMS THAT ARE SUBJECT TO THE PARTIES’ RESPECTIVE INDEMNITY OBLIGATIONS UNDER ARTICLE 12. IN ANY CASE, BMS SHALL NOT BE LIABLE FOR ANY DAMAGES OF ANY KIND (INCLUDING DIRECT DAMAGES) IN AN AMOUNT GREATER THAN THE AMOUNTS PAID BY COMPANY TO BMS UNDER SECTION 8.1 OF THIS AGREEMENT. FOR THE AVOIDANCE OF DOUBT, THE FOREGOING LIMITATION SHALL NOT APPLY TO OR LIMIT ANY INFRINGEMENT CLAIM BROUGHT BY A PARTY UNDER THE PATENT LAWS OF ANY COUNTRY AND ANY DAMAGES IN THE NATURE OF LOST ROYALTIES TO BMS SHALL BE CONSIDERED DIRECT DAMAGES.
ARTICLE 10
PATENT MAINTENANCE; INFRINGEMENT; PATENT EXTENSIONS
10.1    Inventions. Inventorship of inventions conceived or reduced to practice in the course of research and other Development activities under this Agreement shall be determined by application of United States patent Laws pertaining to inventorship. If such inventions are jointly invented in the course of such Development activities by one or more employees or consultants or contractors of both Parties, such inventions shall be jointly owned by the Parties or their Affiliate designees (“Joint Invention”), and if one or more claims included in an issued patent or pending patent application which is filed in a patent office in the Territory claim such Joint Invention, such patent or patent application shall be jointly owned by the Parties or their Affiliate designees (“Joint Patent Rights”). If such an invention is solely invented by an employee or consultant of a Party, such invention shall be solely owned by such Party or its Affiliate designee, and any patent filed solely claiming such solely owned invention shall also be solely owned by such Party. This Agreement shall be understood to be a joint research agreement in accordance with 35 U.S.C. § 102(c), as amended, to develop the Licensed Adnectins and/or Licensed Products. Each Party shall enter into binding agreements obligating all employees and consultants performing activities under or contemplated by this Agreement, including activities related to the BMS Patent Rights, Licensed Adnectins or Licensed Products, to assign his/her interest in any invention conceived or reduced to practice in the course of such activities to the Party for which such employee or consultant is providing its services or the Party’s Affiliate designee, except consultants who by employment contract may only assign to their employers are treated as contractors for the purpose of this
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Section 10.1. With respect to contractors, Company shall use good faith and reasonable efforts to secure an agreement from such contractor to assign or license (with the right to sublicense) to Company inventions (and patent rights for such inventions) made by such contractor in performing such services for Company.
10.2    Filing, Prosecution and Maintenance of BMS Patent Rights. Company will have lead responsibility, using its in-house patent counsel or outside patent counsel selected by Company (such determination and outside patent selection to be subject to BMS’ approval, such approval not to be unreasonably withheld), for the preparation, prosecution (including any interferences, reissue proceedings and reexaminations) and maintenance of the BMS Patent Rights. Company shall be responsible for the costs incurred with respect to the filing, prosecution and maintenance of the BMS Patent Rights. Company shall provide BMS with semi-annual updates of the filing, prosecution and maintenance status for each of the BMS Patent Rights, and shall promptly provide copies of any material official correspondence to or from patent offices. The Parties shall reasonably consult with and cooperate with respect to the preparation, prosecution and maintenance of the BMS Patent Rights, including by providing assistance as described in Section 3.1, and will confer regarding where to prosecute the BMS Patent Rights. Company shall not take any action during prosecution and maintenance of the BMS Patent Rights that would materially adversely affect them (including reduction in claims scope), without BMS’ prior express written consent (which consent shall be considered to be given if Company notifies BMS of proposed claim amendments or cancellations and BMS fails to object within thirty (30) days of such notification). Company may file a notice with governmental patent offices of the exclusive license to the BMS Patent Rights granted to Company hereunder. Post-grant proceedings involving the BMS Patent Rights, including oppositions, cancellations, inter partes review, and the like, shall be conducted by Company at the expense of Company, and Company shall promptly notify BMS of the initiation of such proceeding (or vice versa) and Company shall give BMS the opportunity to participate, at the sole expense of BMS, and BMS shall also participate and appear as necessary under the applicable rules governing the proceeding. Any settlement or compromise of such post-grant proceeding shall be subject to the approval of BMS, which approval shall not be unreasonably withheld, delayed or conditioned.
10.3    Patent Abandonment.
10.3.1    The Parties will confer and must mutually agree before any of the BMS Patent Rights may be abandoned in any Major Market Country; provided, that BMS shall not unreasonably withhold, delay or condition its consent to a request by Company to abandon a BMS Patent Right if such abandonment will not adversely affect the amount or duration of any royalty payable to BMS hereunder. Company shall provide BMS with notice of the allowance and expected
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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issuance date of any patent within the BMS Patent Rights, or any of the deadline for filing a new patent application, and BMS shall provide Company with prompt notice as to whether BMS desires Company to file such new patent application. Company will provide notice to BMS pursuant to Section 10.3.2 before abandoning any patent rights in non-Major Market Countries.
10.3.2    Subject to Section 10.3.1, in the event that Company decides either (a) not to continue the prosecution or maintenance of a patent application or patent within the BMS Patent Rights in any country, or (b) not to file any new patent application requested to be filed by BMS, Company shall provide BMS with express written notice of this decision at least thirty (30) days prior to any pending lapse or abandonment thereof, or if a decision not to continue prosecution or maintenance is responsive to an official communication from governmental agency that is received by Company less than forty-five (45) days prior to a deadline for taking action in response thereto, then the deadline for giving such notice to BMS shall be 50% of the time remaining for response after such communication is received by Company. In such event, provided that the Parties have not expressly agreed to abandon a patent or not file a patent application under Section 10.3.1, then Company shall provide BMS with an opportunity to assume responsibility for all external costs reasonably associated with the filing and/or further prosecution and maintenance of such patent application and any patent issuing thereon (such filing to occur prior to the issuance of the patent to which the application claims priority or expiration of the applicable filing deadline, as set forth above). In the event that BMS assumes such responsibility for such filing, prosecution and maintenance costs, Company shall transfer the responsibility for such filing, prosecution and maintenance of such patent applications and patents to BMS and Company shall no longer have any right or license in and to such patent application and patents issuing therefrom under this Agreement. In such case, Company shall provide BMS with an update of the filing, prosecution and maintenance status for each of such patent applications and patents, including copies of any material official correspondence to or from patent offices. Company shall reasonably consult with and cooperate with BMS with respect to the preparation, prosecution and maintenance of such patent applications and patents. Except as described in this Section 10.3.2, Company shall not take any action during prosecution and maintenance of the BMS Patent Rights that would materially adversely affect them, without BMS’ prior express written consent, such consent not to be unreasonably withheld, delayed or conditioned if such action will not adversely affect the amount or duration of any royalty payable to BMS, and which consent shall be considered to be given if Company notifies BMS of proposed claim amendments or cancellations and BMS fails to object within thirty (30) days of such notification.
10.4    Enforcement of BMS Patent Rights against Infringers.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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10.4.1    Enforcement by Company. In the event that BMS or Company becomes aware of a suspected infringement of any BMS Patent Right in the Field relating to Licensed Adnectins, or Licensed Products (including their manufacture, sale or use, including actual or alleged infringement under 35 USC §271(e)(2) that is or would be infringing activity involving the using, making, importing, offering for sale or selling of articles that the Party reasonably believes infringes any of the Patent Rights conferred under this Agreement, such Party shall notify the other Party promptly, including all information available to such Party with respect to such alleged infringement, and following such notification, the Parties shall confer. Company shall have the first right, but shall not be obligated, to bring an infringement action for suspected infringement of the BMS Patent Rights relating to Licensed Adnectins or Licensed Products in the Field at its own expense, in its own name and entirely under its own direction and control, subject to the following: (a) BMS shall reasonably assist Company (at Company’s expense) in such action or proceeding being prosecuted for suspected infringement in the Field if so requested, including by being named or joined as a plaintiff to such actions or proceedings if requested by Company or required by Law, (b) BMS shall have the right to participate and be represented in any such suit by its own counsel at its own expense, and (c) no settlement of any such action or proceeding which restricts the scope, or adversely affects the enforceability, of a BMS Patent Right in the Field may be entered into by Company without the prior written consent of BMS, which consent shall not be unreasonably withheld, delayed or conditioned, and further, no settlement of any such action or proceeding which pertains to the infringement of the BMS Patent Rights by virtue of the Development or Commercialization of a Licensed Adnectin in the Field by a Third Party that is not a Sublicensee may be entered into by Company without the prior written consent of BMS, which consent shall not be unreasonably withheld, delayed or conditioned.
10.4.2    Timing; Enforcement by BMS. Company will have a period of sixty (60) days after its receipt or delivery of notice and evidence pursuant to Section 10.4.1 or receipt of written notice from a Third Party that reasonably evidences such infringement of the BMS Patent Rights, to elect to so enforce such BMS Patent Rights in the applicable jurisdiction (or to settle or otherwise secure the abatement of such infringement in accordance with Section 10.4.1); provided, however, that such period will be (i) more than sixty (60) days to the extent applicable Law; (a) prevents earlier enforcement of such BMS Patent Right (such as the enforcement process set forth in or under the Hatch-Waxman Act) or (b) provides a duration of enforcement rights at least thirty (30) days after the expiration of such sixty (60) day period, and provided further that, if such period is extended because applicable Law prevents earlier enforcement, Company shall have until the date that is thirty (30) days following the date upon which applicable Law first permits such proceeding, and (ii) less than sixty (60) days to the extent that a delay in bringing such proceeding against such alleged Third Party infringer would limit or compromise the remedies (including monetary relief, and stay of regulatory approval) available against such alleged Third Party
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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infringer. In the event Company does not so elect (or settle or otherwise secure the abatement of such infringement) before the first to occur of (A) the expiration of the applicable period of time set forth in the preceding subsections (i) and (ii), or (B) thirty (30) days before the expiration of any time period under applicable Law, that would, if a proceeding was not filed within such time period, limit or compromise the remedies available from such proceeding, it will so notify BMS in writing and in the case where BMS then desires to commence a suit or take action to enforce the applicable BMS Patent Right in the applicable jurisdiction, BMS will thereafter have the right to commence such a suit or take such action to enforce the applicable BMS Patent Right, as applicable, at BMS’ expense; provided, that BMS shall first consult with Company concerning the reasons Company elected not to bring such action and shall consider those reasons in good faith in deciding whether to bring such action. Company shall reasonably assist BMS (at BMS’ expense) in any action or proceeding being prosecuted if so requested, including by being named or joined as a plaintiff to such actions or proceedings if requested by BMS or required by Law. Company shall have the right to participate and be represented in any such suit by its own counsel at its own expense. If BMS decides to bring suit to abate any suspected infringement of any BMS Patent Right in the Field not relating to Licensed Adnectins, Licensed Products or their manufacture, sale or use, including actual or alleged infringement under 35 USC § 271(e)(2), BMS shall inform the Company. No settlement of any action or proceeding which restricts the scope, or adversely affects the enforceability, of a BMS Patent Right may be entered into by BMS without the prior written consent of Company, which consent shall not be unreasonably withheld, delayed or conditioned.
10.4.3    Withdrawal. If either Party brings an action or proceeding under this Section 10.4 and subsequently ceases to pursue or withdraws from such action or proceeding, it shall promptly notify the other Party and the other Party may substitute itself for the withdrawing Party under the terms of this Section 10.4.
10.4.4    Damages. In the event that either Party exercises the rights conferred in this Section 10.4 and recovers any damages or other sums in such action, suit or proceeding or in settlement thereof, such damages or other sums recovered shall first be applied to all reasonable out-of-pocket costs and expenses incurred by the Parties in connection therewith, including attorneys’ fees. If such recovery is insufficient to cover all such costs and expenses of both Parties, it shall be shared in proportion to the total of such costs and expenses incurred by each Party. If after such reimbursement any funds shall remain from such damages or other sums recovered, such funds shall be retained by the Party that controlled the action or proceeding under this Section 10.4; provided, however, [***].
10.5    Infringement of Third Party Rights.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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10.5.1    The Parties will promptly notify each other of any allegation that any activity under this Agreement infringes or may infringe the intellectual property rights of any Third Party.
10.5.2    In any legal allegation related to the infringement of a Third Party intellectual property right, Company will have the first right to control, at its expense, the defense of such allegation. BMS will have the right, at its own expense and with its own choice of counsel, to be represented in the defense of the allegation.
10.5.3    The Parties will reasonably cooperate with each other in all respects with all matters related to the defense of any legal allegation under this section.
10.6    Patent Extensions. BMS and Company shall each reasonably cooperate with one another and shall use Commercially Reasonable Efforts in obtaining patent term extension (including any pediatric exclusivity extensions as may be available) or supplemental protection certificates or their equivalents in any country with respect to Patent Rights covering the Licensed Products. If elections with respect to obtaining such patent term extensions are to be made, Company shall have the right, at its discretion, to make the election to seek patent term extension or supplemental protection with respect to the BMS Patent Right for which such extension or supplemental protection should be sought; provided, that Company shall use Commercially Reasonable Efforts to make such election so as to maximize the period of marketing exclusivity for the Licensed Product. For such purpose, for all Approvals Company shall provide BMS with written notice of any expected Approval at least thirty (30) days prior to the expected date of Approval, as well as notice within ten (10) business days following receipt of each Approval confirming the date of such Approval. Notification of the receipt of an Approval shall be in accordance with Section 15.2 except that the notification shall be sent to:
Bristol-Myers Squibb Company
P.O. Box 4000
Route 206 & Province Line Road
Princeton, New Jersey 08543-4000
Attention: Senior Vice President and Deputy General Counsel
Telephone: 609-252-4825
Facsimile: 609-252-7884
10.7    Data Exclusivity and Orange Book Listings. With respect to any regulatory or marketing exclusivity, including any data exclusivity periods and any available pediatric extensions or periods under national implementations of Article 10.1 of Directive 2001/EC/83 (and all international equivalents), Company shall use Commercially Reasonable Efforts consistent with its
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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obligations under applicable Law to seek, maintain and enforce all such regulatory and marketing exclusivity periods available for the Licensed Products. With respect to patent listing filings in any FDA Orange Book (and equivalents) for issued patents for a Licensed Product, Company shall, consistent with its obligations under applicable Law, list in a timely manner and maintain all applicable BMS Patent Rights. At least thirty (30) days prior to an anticipated deadline for the filing of patent listing information for BMS Patent Rights, Company shall consult with BMS regarding the content of such filing, and shall consider BMS’ comments in good faith; provided, that Company shall have the final decision right with respect to such filing, including the BMS Patent Rights to be listed in any FDA Orange Book or equivalent. BMS shall provide, consistent with its obligations under applicable Law, reasonable cooperation to Company in filing and maintaining such Orange Book (and foreign equivalent) listings.
10.8    Notification of Patent Certification. Company shall notify and provide BMS with copies of any allegations of alleged patent invalidity, unenforceability or non-infringement of a BMS Patent Right pursuant to (i) if the Licensed Adnectin is not a biologic, a Paragraph IV Patent Certification by a Third Party filing an Abbreviated New Drug Application, an application under §505(b)(2) or other similar patent certification by a Third Party, and any foreign equivalent thereof, and (ii) if the Licensed Adnectin is a biologic, a bioequivalent or biosimilar application other similar filing or patent certification by a Third Party, and any foreign equivalent thereof. Such notification and copies shall be provided to BMS within seven (7) days after Company receives such certification, and shall be sent to the address set forth in Section 10.6. In addition, upon request by BMS, Company shall provide reasonable assistance and cooperation (including making available to BMS documents possessed by Company that are reasonably required by BMS and making available personnel for interviews and testimony), at BMS’ cost, in any actions reasonably undertaken by BMS to contest any such patent certification.
10.9    No Conflict Actions. BMS shall not be required to take any action pursuant to Sections 10.4, 10.7 or 10.8 that BMS reasonably determines in its sole judgment and discretion conflicts with or violates any court or government order or decree that BMS is then subject to or otherwise may create legal liability on the part of BMS.
10.10    Assignment of BMS Patent Rights. Notwithstanding any provision in this Agreement to the contrary, BMS shall have the right to transfer or assign ownership of any BMS Patent Rights as long as any such transfer or assignment is made expressly subject to the rights and licenses granted to Company under this Agreement and the transferee or assignee of the transferred or assigned BMS Patent Rights agrees in writing to prosecute and maintain such BMS Patent Rights in accordance with the terms of this Article 10.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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ARTICLE 11
NONDISCLOSURE OF CONFIDENTIAL INFORMATION
11.1    Nondisclosure. Each Party agrees that, for so long as this Agreement is in effect and for a period of [***] years thereafter, a Party receiving Confidential Information of the other Party (or that has received any such Confidential Information from the other Party prior to the Effective Date) shall (i) maintain in confidence such Confidential Information using not less than the efforts such Party uses to maintain in confidence its own proprietary industrial information of similar kind and value, (ii) not disclose such Confidential Information to any Third Party without the prior written consent of the other Party, except for disclosures expressly permitted below, and (iii) not use such Confidential Information for any purpose except those permitted by this Agreement (it being understood that this clause (iii) shall not create or imply any rights or licenses not expressly granted under Article 2).
11.2    Exceptions. The obligations in Section 11.1 shall not apply with respect to any portion of the Confidential Information that the receiving Party can show by competent proof:
11.2.1    is publicly disclosed by the disclosing Party, either before or after it is disclosed to the receiving Party hereunder; or
11.2.2     was known to the receiving Party or any of its Affiliates, without any obligation to keep it confidential or any restriction on its use, prior to disclosure by the disclosing Party; or
11.2.3    is subsequently disclosed to the receiving Party or any of its Affiliates by a Third Party lawfully in possession thereof and is disclosed without any obligation to keep it confidential or any restriction on its use; or
11.2.4    is published by a Third Party or otherwise becomes publicly available or enters the public domain, either before or after it is disclosed to the receiving Party; or
11.2.5    has been independently developed by employees or contractors of the receiving Party or any of its Affiliates without the aid, application or use of Confidential Information of the disclosing Party.
11.3    Authorized Disclosure. The receiving Party may disclose Confidential Information belonging to the other Party to the extent (and only to the extent) such disclosure is reasonably necessary in the following instances:
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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11.3.1    filing or prosecuting patents as set forth in this Agreement;
11.3.2    Company’s research, Development or Commercialization (including any import, manufacture, use, offer for sale, or sale) activities, including Company’s regulatory filings, with respect to Licensed Adnectins and/or Licensed Products, including any Approvals or applications therefor;
11.3.3    prosecuting or defending litigation in relation to the BMS Patent Rights, BMS Know How or this Agreement, including responding to a subpoena in a Third Party litigation; provided, it has used good faith and reasonable efforts to obtain a protective order for such Confidential Information;
11.3.4    subject to Section 11.4, complying with applicable Laws (including the rules and regulations of the Securities and Exchange Commission or any national securities exchange) and with judicial process, if in the reasonable opinion of the receiving Party’s counsel, such disclosure is necessary for such compliance; provided, however, that except where impracticable, the receiving Party shall give the disclosing Party reasonable advance notice of such disclosure requirement (which shall include a copy of any applicable subpoena or order) and shall afford the disclosing Party a reasonable opportunity to oppose, limit or secure confidential treatment for such required disclosure, and in the event of any such required disclosure, the receiving Party shall disclose only that portion of the Confidential Information of the disclosing Party that the receiving Party is legally required to disclose;
11.3.5    disclosure, in connection with the performance of this Agreement and solely on a “need to know basis”, to Affiliates, existing or potential collaborators (including existing or potential co-marketing and co-promotion contractors), research collaborators, employees, consultants, or agents, each of whom prior to disclosure must be bound by written obligations of confidentiality and non-use no less restrictive than the obligations set forth in this Article 11; provided, however, that the receiving Party shall remain responsible for any failure by any Person who receives Confidential Information pursuant to this Article 11 to treat such Confidential Information as required under this Article 11; and
11.3.6    made by such Party to existing or potential acquirers or merger candidates; investment bankers; public and private sources of funding; existing or potential investors, venture capital firms or other financial institutions or investors for purposes of obtaining financing, provided, that such Party has used good faith and reasonable efforts to secure an agreement from any such Third Party to be bound by obligations of confidentiality and restrictions on use of Confidential Information that are no less restrictive than the obligations in this Agreement.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§200.80(B)(4) and 230.406
If and whenever any Confidential Information is disclosed in accordance with this Section 11.3, such disclosure shall not cause any such information to cease to be Confidential Information except to the extent that such disclosure results in a public disclosure of such information (otherwise than by breach of this Agreement). Where reasonably possible and subject to Section 11.4, the receiving Party shall notify the disclosing Party of the receiving Party’s intent to make such disclosure pursuant to this Section 11.3 sufficiently prior to making such disclosure so as to allow the disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information.
11.4    Terms of this Agreement. The Parties acknowledge that the terms of this Agreement shall be treated as Confidential Information of both Parties. For the avoidance of doubt, this Section 11.4 shall in no way prevent a Party from disclosing the existence of this Agreement or any terms of this Agreement in order to seek legal advice whenever deemed appropriate by such Party or to enforce such Party’s rights under this Agreement, whether through arbitral proceedings, court proceedings or otherwise, or to defend itself against allegations or claims relating to this Agreement, or to comply with Applicable Law (except as provided in Section 11.5 below) when advised in a written opinion of outside counsel that terms of the Agreement are required to be disclosed to comply with Applicable Law.
11.5    Securities Filings. Notwithstanding anything to the contrary in this Agreement, in the event either Party proposes to file with the Securities and Exchange Commission or the securities regulators of any state or other jurisdiction a registration statement or any other disclosure document which describes or refers to this Agreement under the Securities Act of 1933, as amended, the Securities Exchange Act, of 1934, as amended, any other applicable securities Law or the rules of any national securities exchange, the Party shall notify the other Party of such intention and shall use reasonable efforts to provide such other Party with a copy of relevant portions of the proposed filing not less than [***] prior to (but in no event later than [***] prior to) such filing (and any revisions to such portions of the proposed filing a reasonable time prior to the filing thereof), including any exhibits thereto relating to this Agreement, and shall use reasonable efforts to obtain confidential treatment of any information concerning this Agreement that such other Party requests be kept confidential, and shall only disclose Confidential Information which it is advised by counsel is legally required to be disclosed. No such notice shall be required under this Section 11.5 if the substance of the description of or reference to this Agreement contained in the proposed filing has been included in any previous filing made by the either Party hereunder or otherwise approved by the other Party.
11.6    Publication by Company. Company may publish or present data and/or results relating to a Licensed Adnectin or Licensed Product developed in the Field in scientific journals
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§200.80(B)(4) and 230.406
and/or at scientific conferences; provided, that Company shall notify BMS at least [***] days in advance of the intended submission for publication or presentation of any proposed abstract, manuscript or presentation which discloses Confidential Information of BMS or discloses a patentable invention by delivering a copy thereof to BMS. BMS shall have [***] days from its receipt of any such abstract, manuscript or presentation in which to notify Company in writing of any specific, reasonable objections to the disclosure, based on concern regarding the specific disclosure of Confidential Information of BMS, and Company will delete any BMS Confidential Information, and consider any other such objections in good faith, including whether it is necessary or advisable to delete any other information from such proposed publication. Once any such abstract or manuscript is accepted for publication, Company shall provide BMS with a copy of the final version of the manuscript or abstract.
ARTICLE 12
INDEMNITY
12.1    Company Indemnity. Company shall indemnify, defend and hold harmless BMS and its Affiliates, and their respective officers, directors, employees, agents, licensors, and their respective successors, heirs and assigns and representatives, from and against any and all damages, liabilities, losses, costs and expenses (including reasonable legal expenses, costs of litigation and reasonable attorney’s fees) arising in connection with any claims, suits, proceedings, whether for money damages or equitable relief, of any kind brought by any Third Party (collectively, “Losses and Claims”) and arising out of or relating to (a) the research, Development, Commercialization (including promotion, advertising, offering for sale, sale or other disposition), transfer, importation or exportation, manufacture, labeling, handling or storage, or use of, or exposure to, any Licensed Adnectin or any Licensed Product by or for Company or any of its Affiliates, Distributors, Sublicensees, agents and contractors, including claims and threatened claims based on product liability, bodily injury, risk of bodily injury, death or property damage, infringement or misappropriation of Third Party patents, copyrights, trademarks or other intellectual property rights (except to the extent such infringement or misappropriation results from a breach of Section 9.2), or the failure to comply with applicable Law related to the matters referred to in this subsection (a) with respect to any Licensed Adnectin or any Licensed Product, (b) the prosecution, maintenance, enforcement and defense of the BMS Patents by Company, its Affiliates, Sublicensees, representatives and agents; and/or (c) the gross negligence, recklessness or willful misconduct of Company or its Affiliates or its or their respective directors, officers, employees and agents, in connection with Company’s performance of its obligations or exercise of its rights under this Agreement; except in any such case for Losses and Claims to the extent reasonably attributable to any material breach by BMS of Article 11, or BMS having committed an act or acts of gross negligence, recklessness or willful misconduct.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§200.80(B)(4) and 230.406
12.2    BMS Indemnity. BMS shall indemnify, defend and hold harmless Company and its Affiliates, and their respective officers, directors, employees, agents, licensors, and their respective successors, heirs and assigns and representatives, from and against any and all Losses payable to a Third Party based on Claims brought by a Third Party arising out of or relating to (a) a material breach by BMS of Article 11 or the representations, warranties and covenants of BMS set forth in Section 4.1 and/or Article 9, (b) the gross negligence, recklessness or willful misconduct of BMS or its Affiliates or its or their respective directors, officers, employees and agents, in connection with BMS’ performance of its obligations or exercise of its rights under this Agreement, and/or (c) any Development, use, manufacture, or Commercialization of BMS Reversion Products by BMS following the reversion thereof to BMS pursuant to Section 13.4 in the Territory, including any product liability claims in the Territory or any personal injury, property damage or other damage in the Territory arising therefrom; except in any such case for Losses and Claims to the extent reasonably attributable to any material breach by Company of Article 11 of this Agreement, failure of Company to comply with Applicable Law with respect to its Development or Commercialization of the Licensed Adnectins or Licensed Products, or Company having committed an act or acts of gross negligence, recklessness or willful misconduct, or to the extent Company has an indemnification obligation to BMS pursuant to Section 12.1.
12.3    Indemnification Procedure. A claim to which indemnification applies under Section 12.1 shall be referred to herein as an “Indemnification Claim”. If any Person or Persons (collectively, the “Indemnitee”) intends to claim indemnification under this Article 12, the Indemnitee shall notify the Party subject to the indemnification obligation (the “Indemnitor”) in writing promptly upon becoming aware of any claim that may be an Indemnification Claim (it being understood and agreed, however, that the failure by an Indemnitee to give such notice shall not relieve Indemnitor of its indemnification obligation under this Agreement except and only to the extent that the Indemnitor is actually prejudiced as a result of such failure to give notice). The Indemnitor shall have the right to assume and control the defense of the Indemnification Claim at its own expense with counsel selected by the Indemnitor and reasonably acceptable to the Indemnitee, provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitee, if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceedings. If the Indemnitor does not assume the defense of the Indemnification Claim as aforesaid, the Indemnitee may defend the Indemnification Claim but shall have no obligation to do so. The Indemnitee shall not settle or compromise the Indemnification Claim without the prior written consent of the Indemnitor, and the Indemnitor shall not settle or compromise the Indemnification Claim in any manner which would have an adverse effect on the Indemnitee’s interests (including any rights under this Agreement or the scope or enforceability of the BMS
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§200.80(B)(4) and 230.406
Patents Rights or BMS Know-How), without the prior written consent of the Indemnitee, which consent, in each case, shall not be unreasonably withheld, delayed or conditioned if the settlement or compromise would impose no financial or other obligations or burdens on the Indemnitee. The Indemnitee shall reasonably cooperate with the Indemnitor at the Indemnitor’s expense and shall make available to the Indemnitor all pertinent information under the control of the Indemnitee, which information shall be subject to Article 11.
12.4    Insurance. Company shall, beginning with the initiation of the first clinical trial for a Licensed Product, maintain at all times thereafter during the term of this Agreement, and until the later of (i) [***] years after termination or expiration of this Agreement or (ii) the date that all statutes of limitation covering claims or suits that may be brought for personal injury based on the sale or use of a Licensed Product have expired in all states in the U.S., insurance relating to the Licensed Product from a recognized, creditworthy insurance company, on a claims-made basis, with endorsements for contractual liability and for clinical trial and product liability with coverage limits of no less than $[***] per claim and $[***] in the aggregate. Within ten (10) days following the Effective Date, and within thirty (30) days following any material change or cancellation in coverage, Company shall furnish to BMS a certificate of insurance evidencing such coverage as of such date, and in the case of cancellation, provide a certificate evidencing that Company’s replacement coverage meets the requirements in the first sentence of this Section 12.4. The foregoing insurance requirement shall not be construed to create a limit on the Company's liability hereunder.
ARTICLE 13
TERM AND TERMINATION
13.1    Term. This Agreement shall commence as of the Effective Date and, unless sooner terminated in accordance with the terms hereof or by mutual written consent, shall expire on a country-by-country basis and Licensed Product-by-Licensed Product basis, upon the expiration of the Royalty Term with respect to a given Licensed Product in the applicable country (the “Term”).
13.2    Termination by BMS. BMS shall have the right to terminate this Agreement, at BMS’ sole discretion, as follows:
13.2.1    Insolvency. To the extent permitted under applicable Laws, BMS shall have the right to terminate this Agreement in its entirety, at BMS’ sole discretion, upon delivery of written notice to Company upon the filing by Company in any court or agency pursuant to any statute or regulation of the United States or any other jurisdiction a petition in bankruptcy or insolvency or for reorganization or similar arrangement for the benefit of creditors or for the appointment of a
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§200.80(B)(4) and 230.406
receiver or trustee of Company or its assets, upon the proposal by Company of a written agreement of composition or extension of its debts, or if Company is served by a Third Party (and not by BMS) with an involuntary petition against it in any insolvency proceeding, upon the ninety-first (91st) day after such service if such involuntary petition has not previously been stayed or dismissed, or upon the making by Company of an assignment for the benefit of its creditors.
13.2.2    Breach. BMS shall have the right to terminate this Agreement in its entirety, at BMS’ sole discretion, (x) as provided in Section 5.6 or (y) upon delivery of written notice to Company in the event of any material breach by Company of this Agreement (except that this Section 13.2.2 shall not apply to any breach of Sections 5.1 or 6.1, which are covered under Section 13.2.3), provided, that such breach has not been cured within [***] days after written notice is given by BMS to Company; provided, however, that if such breach relates to the failure to make a payment when due, such breach must be cured within [***] days after written notice thereof is given by BMS (except that in the case of a bona fide dispute over whether or to what extent a payment by Company to BMS is due, this Section 13.2.2 shall not be triggered provided, that Company shall pay the amount in dispute into escrow until such dispute is resolved). Any such termination of this Agreement shall become effective at the end of the applicable cure period, unless Company has cured any such breach or default prior to the expiration of such cure period.
13.2.3    Termination for Failure to Develop or Commercialize. BMS shall have the right to terminate this Agreement in its entirety in the event that Company fails to fulfill its obligations to Develop Licensed Adnectins and/or Licensed Products in accordance with Section 5.1, or to Commercialize Licensed Products in accordance with Section 6.1, provided, that (a) Company has not cured such breach within [***] following written notice by BMS which notice shall be labeled as a “notice of material breach for failure to use Commercially Reasonable Efforts,” and in the case of an alleged breach of Section 6.1, the Major Market Country(ies) in which such breach has occurred. Any such termination of this Agreement shall become effective at the end of the applicable cure period, unless Company has cured any such breach or default prior to the expiration of such cure period.
13.2.4    Termination for Patent Challenge.
(a)    BMS shall have the right to terminate this Agreement in its entirety in the event Company (or any of its Affiliates) challenges or knowingly supports (other than as may be necessary or reasonably required to assert a cross-claim or a counter-claim, or in response to a subpoena or court or administrative law request or order), including by providing information, documents, and/or funding, a challenge to the validity, scope, enforceability or patentability of any of the BMS Patent Rights or Adnectin Platform Patents
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§200.80(B)(4) and 230.406
Rights. BMS’ right to terminate this Agreement under this Section 13.2.4 may be exercised at any time after Company (or any of its Affiliates) may have challenged or knowingly supports (other than in response to a subpoena or court order) a challenge to the validity, scope, enforceability or patentability of any of the BMS Patent Rights. For the avoidance of doubt, an action by Company or any Affiliate in accordance with Article 10 to amend claims within a pending patent application within the BMS Patent Rights during the course of Company’s prosecution and maintenance of such pending patent application or in defense of a Third Party proceeding, or to make a negative determination of patentability of claims of a patent application of BMS or to abandon a patent application of BMS during the course of Company’s prosecution and maintenance of such pending patent application, shall not, where undertaken in accordance with Article 10 hereof, constitute a challenge under this Section 13.2.4.
(b)    If a Sublicensee of Company challenges the validity, scope or enforceability of or otherwise opposes any of the BMS Patent Rights or Adnectin Platform Patents Rights under which such Sublicensee is sublicensed, then Company shall, at BMS’ election and upon written notice from BMS, promptly terminate such Sublicense. The Company shall include within each Sublicense Agreement with each Sublicensee a right on the part of the Company to terminate such Sublicense Agreement in the event such Sublicensee challenges or knowingly supports a Third Party in challenging (other than in response to a subpoena or court order), in a judicial or administrative proceeding, including without limitation by providing information, documents, or funding, the validity, scope or enforceability of any of the BMS Patent Rights or Adnectin Platform Patents Rights after grant of the patent and (ii) the Company shall exercise such right to terminate the Sublicense Agreement with a Sublicensee should such Sublicensee challenge or knowingly support a Third Party in challenging (other than in response to a subpoena or court order) in a judicial or administrative proceeding the validity or enforceability of any of the BMS Patent Rights after grant of the patent. If Company fails to exercise such termination right against such Sublicensee or is unable to do so because it did not include such a provision in its Sublicense, BMS may terminate this Agreement.
13.3    Termination by Company. Company shall have the right to terminate this Agreement, at Company’s sole discretion, as follows.
13.3.1    (x) Upon [***] prior written notice in the case where Approval has not been obtained for a Licensed Product or upon [***] prior written notice in the case where Approval has been obtained for a Licensed Product, such termination to be effective at the end of such notice period, Company may terminate this Agreement as a whole for any reason, and (y) Company may
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§200.80(B)(4) and 230.406
terminate this Agreement on a country-by-country basis for any non-Major Market Country on [***] notice to BMS if it appears that the License is not economically viable for that country(ies).
13.3.2    Company may terminate this Agreement in relation to the affected Licensed Product or country in the event of a material breach by BMS; provided, that such breach has not been cured within [***] days after written notice is given by Company to BMS. Any such termination of this Agreement shall become effective at the end of the applicable cure period, unless BMS has cured any such breach or default prior to the expiration of such cure period.
13.4    Effect of Termination. Upon termination of this Agreement in its entirety by BMS under Section 13.2 or by Company under Section 13.3.1:
13.4.1    With respect to termination under Section 13.2 or 13.3.1(x), all rights and licenses granted to Company in Article 2 shall terminate, all rights of Company under the BMS Patent Rights, Adnectin Platform Patents Rights, Chasin License Agreement and BMS Know-How shall revert to BMS, and Company and its Affiliates shall cease all use of the BMS Patent Rights, the BMS Know-How and the Transferred Materials, and shall offer to return to BMS all unused portions of the Transferred Materials, subject, in the case of termination pursuant to Section 13.3.1, to BMS’ reimbursement of Company’s actual costs incurred in transferring the Transferred Materials to BMS; provided if BMS notifies Company that it does not want the Transferred Materials returned, then Company shall be responsible for destroying the Transferred Materials at the Company’s expense and confirming such destruction in writing. If the termination is on a country-by-country basis under Section 13.3.1(y), the above reversion shall only apply to that country(ies). Following the effective date of such termination, all Licensed Adnectins and/or Licensed Products shall thereafter be deemed “BMS Reversion Products”.
13.4.2    With respect to all regulatory filings (including all INDs and NDAs) and Approvals and all other regulatory documents necessary to further Develop and Commercialize the BMS Reversion Products, as they exist as of the date of such termination (and all of Company’s right, title and interest therein and thereto), BMS shall determine in its sole discretion which of these shall be (i) assigned to BMS, and Company shall provide to BMS one (1) copy of the applicable documents and filings, all documents and filings contained in or referenced in any such filings, together with the raw and summarized data for any preclinical and clinical studies of the BMS Reversion Products as well as any final documentation to inactivate any open INDs as BMS may elect to inactivate, subject, in the case of termination pursuant to Section 13.3.1, to BMS’ reimbursement of Company’s actual costs incurred in transferring such items to BMS, and preparing such items in connection with such transfer, or (ii) withdrawn or inactivated at Company’s expense. For clarity, BMS shall have the right to use the foregoing material information, materials
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§200.80(B)(4) and 230.406
and data developed by or on behalf of Company or its Affiliates solely in connection with BMS’ development, manufacture and commercialization of BMS Reversion Products. BMS shall have the right to obtain specific performance of Company’s obligations referenced in this Section 13.4.2 and/or in the event of failure to obtain assignment, Company hereby consents and grants to BMS the right to access and reference (without any further action required on the part of Company, whose authorization to file this consent with any Regulatory Authority is hereby granted) any and all such regulatory filings for any regulatory or other use or purpose in the Territory. Without limiting the foregoing in this paragraph, to the extent applicable, Company’s obligations under Section 10.7 shall continue with respect to all countries in the Territory for which there is a failure to obtain assignment of all regulatory filings and Approvals.
13.4.3    All amounts due or payable to BMS that were accrued prior to the effective date of termination shall remain due and payable; but (except as otherwise expressly provided herein) no additional amounts shall be payable based on events occurring after the effective date of termination; provided, that the foregoing shall not be deemed to limit Company’s indemnification obligations under this Agreement for acts or omissions incurring prior to the termination date that are the subject of such indemnification even if the indemnification amount cannot be accrued or determined as of the termination date.
13.4.4    BMS shall have the right to retain all amounts previously paid to BMS by Company.
13.4.5    Should Company have any inventory of any Licensed Adnectin included in the BMS Reversion Products suitable for use in clinical trials, Company shall offer to sell such Licensed Adnectin to BMS at the fully burdened manufacturing cost of such Licensed Adnectin (but BMS shall be under no obligation to purchase same unless it agrees to do so in writing at such time).
13.4.6    Should Company have any inventory of any Licensed Product included in the BMS Reversion Products approved and allocated prior to termination, Company shall have six (6) months thereafter in which to dispose of such inventory (subject to the payment to BMS of any royalties due hereunder thereon) (the “Inventory Disposal Period”); provided, however, that (i) such right shall terminate at such time that BMS purchases all remaining stocks of inventory of such BMS Reversion Product as described in this Section 13.4.6, below, and (ii) such Licensed Product shall not be sold at a discount to a purchaser that is greater than the average discount provided to such purchaser for the Licensed Product in the applicable country during the twelve (12) month period preceding such termination and, in addition, such sales shall not result in the applicable wholesaler inventory levels for such Licensed Product exceeding the average levels for the twelve
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§200.80(B)(4) and 230.406
(12) month period preceding such termination. Notwithstanding the foregoing, if BMS takes over responsibility for sale of the BMS Reversion Products in any country in the Territory prior to the end of the Inventory Disposal Period, BMS shall be required to purchase all remaining stocks of saleable inventory that meets BMS specifications and return policies of such BMS Reversion Product at Company’s cost of goods sold for such BMS Reversion Product, as accounted for in the Company’s audited financial statements.
13.4.7    Company shall provide to BMS the tangible embodiments of all Know-How owned or Controlled by Company and its Affiliates to the extent necessary for the Development and Commercialization of the BMS Reversion Products in existence as of the date of such termination, subject, in the case of termination pursuant to Section 13.3.1, to BMS’ reimbursement of Company's actual costs and expense incurred in transferring such items, and preparing and making such items in connection with such transfer (without duplicating any amounts reimbursed pursuant to Sections 13.4.2 and 13.4.10), including Company’s manufacturing processes, techniques and trade secrets for making such BMS Reversion Products and all Know-How specifically relating to any composition, formulation, method of use or manufacture of such BMS Reversion Products, and BMS shall automatically have a perpetual, fully paid, worldwide, transferable, sublicensable right (through multiple tiers) and license under such Know-How solely for (a) researching, Developing, using, importing, selling and offering for sale BMS Reversion Products in the Territory, which license shall be exclusive for purposes of this subpart (a), and (b) making and having made BMS Reversion Products anywhere in the Territory for use, importation, sale and offer for sale in the Territory, which license shall be non-exclusive for purposes of this subpart (b). Company shall reasonably cooperate with BMS to assist BMS with understanding and using the Know-How provided to BMS under this Section 13.4.7. Such cooperation shall include providing BMS with reasonable access by teleconference or in-person at Company’s facilities (subject to Company’s customary rules and restrictions with respect to site visits by non-Company personnel and subject, in the case of termination pursuant to Section 13.3.1, to BMS’ reimbursement of Company's actual out-of-pocket costs and expense incurred in connection with such cooperation).
13.4.8    To the extent that Company owns any trademark(s) and/or domain names that pertain specifically to an BMS Reversion Product that BMS believes would be necessary for the Commercialization of a BMS Reversion Product (as then currently marketed, but not including any marks that include, in whole or part, any corporate name or logo of Company), Company shall assign (or, if applicable, cause its Affiliate to assign) to BMS all of Company’s (and such Affiliate’s) right, title and interest in and to any registered or unregistered trademark, trademark application, trade name or internet domain name in each terminated country.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§200.80(B)(4) and 230.406
13.4.9    Company shall grant and hereby grants to BMS an exclusive, royalty-free, non-transferable (except as provided in Section 15.5) license, with the right to grant sublicenses (through multiple tiers), under (a) any Patent Rights owned or Controlled by Company or its Affiliates as of the effective date of termination that have a priority filing date prior to the Effective Date of this Agreement and (b) all Patent Rights owned or Controlled by Company or its Affiliates as of the date of such termination claiming any invention conceived or reduced to practice by or on behalf of Company or its Affiliates during the term of this Agreement and in the performance of activities under this Agreement, in each case of (a) and (b) to the extent covering the composition of matter, use, or manufacture of BMS Reversion Products (solely to the extent actually practiced in connection with the BMS Reversion Products as of such termination effective date) and that, in each case of (a) and (b), are necessary to develop, manufacture or commercialize BMS Reversion Products. Nothing hereunder is intended to prevent Company from granting licenses under any Patent Rights owned or Controlled by Company or its Affiliates as at the effective date of termination and (b) all Patent Rights owned or Controlled by Company or its Affiliates after the date of such termination claiming any invention conceived or reduced to practice by or on behalf of Company during the term of this Agreement to the extent that the Patent Rights also cover products and/or compounds other than BMS Reversion Products or their use or manufacture; provided that such licenses would not conflict with the previous sentence.
13.4.10    Company shall provide to BMS all data generated during the term of this Agreement necessary or reasonably useful for the development and/or commercialization of the relevant BMS Reversion Products and assign (or, if applicable, cause its Affiliate to assign) to BMS all of Company’s (and such Affiliate’s) entire right, title and interest in and to all such data, subject to BMS’ reimbursement of Company's actual costs incurred in transferring such items, and preparing and making such items in connection with such transfer (without duplicating any amounts reimbursed pursuant to Sections 13.4.2 and 13.4.7).
13.4.11    Neither Party shall be relieved of any obligation that accrued prior to the effective date of such termination.
13.4.12    BMS shall not owe any other compensation to Company for the research, Development and Commercialization of any BMS Reversion Product in the event of any such termination of the Agreement by BMS.
13.4.13    Any costs and expenses incurred by Company in connection with the assignments and transfers made by Company under this Section 13.4 shall be borne by Company unless BMS terminates this Agreement under Section 13.2.1, in which case such costs and expenses shall be reimbursed by BMS.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§200.80(B)(4) and 230.406
13.4.14    It is understood and agreed that BMS shall be entitled to specific performance as a remedy to enforce the provisions of this Section 13.4, in addition to any other remedy to which it may be entitled by applicable Law.
13.4.15    If Company has the capability in place as of the date of such termination to commercially manufacture and supply to BMS all or part of BMS’ requirements of the applicable BMS Reversion Products for use and sale in the Territory, if BMS so elects in its sole discretion, Company shall supply to BMS for a period not to exceed [***] (with the period of time being within the sole discretion of BMS) as much of BMS’ requirements of such BMS Reversion Products as possible for use and sale in the Territory, at a price equal to [***] of Company’s documented fully-burdened manufacturing cost (determined in accordance with GAAP) for such BMS Reversion Products, under terms and conditions as may be mutually agreed between the Parties. In the event that Company has, prior to the date of such termination, engaged a Third Party to manufacture and supply any BMS Reversion Products, Company shall use reasonable efforts, at BMS’ sole cost and expense, to assist in the transfer of such supply arrangements to BMS. In the event that BMS terminates this Agreement under Section 13.2, Company shall supply BMS’ requirements of all such BMS Reversion Products in quantities manufactured for and supplied to Company by such Third Party for a period not to exceed [***] (with the period of time being within the sole discretion of BMS) as much of BMS’ requirements of such BMS Reversion Products as possible (not to exceed amounts forecasted to be needed by Company for Development and/or Commercialization by Company); provided, however, if there are restrictions in the agreement between Company and such Third Party governing the manufacture and supply of such BMS Reversion Products that would preclude the period from being up to [***], then such period shall be up to as long a time as permitted under such agreement. Where Company has engaged a Third Party to manufacture and supply any BMS Reversion Products to Company and BMS elects to have Company supply any portion of BMS’ requirements of such BMS Reversion Products, then Company shall supply such BMS Reversion Products at a price equal to [***] of the cost paid by Company to such Third Party plus Company’s shipping, handling, including other reasonable costs associated with providing such BMS Reversion Products to BMS.
13.4.16    Nothing in this Section 13.4 shall be deemed to limit any remedy to which either Party may be entitled by applicable Law.
13.5    Effect of Termination by Company for Breach by BMS. Upon termination of this Agreement by Company pursuant to Section 13.3.2:
13.5.1     All rights and licenses granted to Company in Article 2 shall terminate, all rights of Company under the BMS Patent Rights, Adnectin Platform Patents Rights, Chasin License
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§200.80(B)(4) and 230.406
Agreement and BMS Know-How shall revert to BMS, and Company and its Affiliates shall cease all use of the BMS Patent Rights, the BMS Know-How and the Transferred Materials, and shall return to BMS all unused portions of the Transferred Materials.
13.5.2    All amounts due or payable to BMS that were accrued, or that arise out of acts or events occurring, prior to the effective date of termination or expiration shall remain due and payable; but (except as otherwise expressly provided herein) no additional amounts shall be payable based on events occurring after the effective date of termination or expiration.
13.5.3    BMS shall have the right to retain all amounts previously paid to BMS by Company.
13.5.4    Should Company have any inventory of any Licensed Product approved and allocated prior to termination for sale in a terminated country, Company shall have [***] thereafter in which to dispose of such inventory (subject to the payment to BMS of any royalties due hereunder thereon).
13.5.5    Neither Party shall be relieved of any obligation that accrued prior to the effective date of such termination or expiration.
13.5.6    Nothing in this Section 13.5 shall be deemed to limit any remedy to which Company may be entitled by applicable Law.
13.6    Effect of Expiration of this Agreement. Upon expiration of this Agreement:
13.6.1    All amounts due or payable to BMS that were accrued, or that arise out of acts or events occurring, prior to the effective date of expiration shall remain due and payable; but (except as otherwise expressly provided herein) no additional amounts shall be payable based on events occurring after the effective date of expiration.
13.6.2    BMS shall have the right to retain all amounts previously paid to BMS by Company.
13.6.3    Neither Party shall be relieved of any obligation that accrued prior to the effective date of expiration.
13.6.4    The license with respect to BMS Patent Rights and BMS Know-How granted under Section 2.1 shall remain in effect and shall be fully paid-up.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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13.7    Scope of Termination. Termination of this Agreement shall be as to all countries in the Territory and all Licensed Adnectins and all Licensed Products.
13.8    Survival. The following provisions shall survive termination or expiration of this Agreement, as well as any other provisions which by their nature are intended to survive termination: Article 1 (as applicable), Section 4.1, Sections 8.3 through 8.8 (for three (3) years after the end of the Calendar Year in which this Agreement was terminated), Section 9.5, Section 10.1, Section 10.4 (with respect to an action, suit or proceeding commenced prior to termination), Section 10.8, Article 11, Article 12, whichever one of Sections 13.4 and 13.5 applies, this Section 13.8, Section 13.9, Article 14 and Article 15.
13.9    Bankruptcy. The Parties agree that in the event a Party becomes a debtor under Title 11 of the U.S. Code (“Title 11”), this Agreement shall be deemed to be, for purposes of Section 365(n) of Title 11, a license to rights to “intellectual property” as defined therein. Each Party as a licensee hereunder shall have the rights and elections as specified in Title 11. Any agreements supplemental hereto shall be deemed to be “agreements supplementary to” this Agreement for purposes of Section 365(n) of Title 11.
13.10    No Limitation of Remedies. Except as herein expressly provided, notwithstanding anything to the contrary in this Agreement, except as otherwise set forth in this Agreement, termination or expiration of this Agreement shall not relieve the Parties of any liability or obligation which accrued hereunder prior to the effective date of such termination or expiration nor prejudice either Party’s right to obtain performance of any obligation. Each Party shall be free, pursuant to Article 14, to seek (without restriction as to the number of times it may seek) damages, costs and remedies that may be available under applicable Law or in equity and shall be entitled to offset the amount of any damages and costs obtained in a final determination under Article 14 of monetary damages or costs (as permitted by this Agreement) against the other Party against any amounts otherwise due to such other Party under this Agreement.
ARTICLE 14
DISPUTE RESOLUTION
14.1    Resolution by Senior Executives. Except as provided in Sections 8.6 and 14.3, in the event of any dispute between the Parties in connection with this Agreement, the construction hereof, or the rights, duties or liabilities of either Party hereunder, including any disagreement as to whether there has been a material breach of this Agreement pursuant to Sections 13.2.2, 13.2.3, or 13.3.2, the Parties shall first attempt in good faith to resolve such dispute by negotiation and consultation between themselves. In the event that such dispute is not resolved on an informal basis
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§200.80(B)(4) and 230.406
within ten (10) Business Days, either Party may, by written notice to the other Party, refer the dispute to (i) the Chief Executive Officer of Company and (ii) if a scientific matter, the Executive Vice President & Chief Scientific Officer of BMS or, if a commercial matter, the Executive Vice President and Chief Commercial Officer of BMS for attempted resolution by good faith negotiation within thirty (30) days after such notice is received; provided, however, such executive officers of Company and BMS may each designate a senior manager to whom such dispute is delegated instead for such attempted resolution.
14.2    Remedies. Except as provided in Sections 8.6 and 14.3, if any dispute between the Parties relating to or arising out this Agreement cannot be resolved in accordance with Section 14.1, each Party shall be free to pursue any or all available remedies at law or in equity, consistent with Section 15.8.
14.3    Injunctive Relief. Notwithstanding anything in this Article 14, each Party shall have the right to seek injunctive or other equitable relief from a court of competent jurisdiction pursuant to Section 15.8 that may be necessary to avoid irreparable harm, maintain the status quo or preserve the subject matter of the dispute, including any breach or threatened breach of Article 11.
ARTICLE 15
MISCELLANEOUS
15.1    Right of First Negotiation. For a period from the Effective Date until the 90th day after the US Approval of the first Licensed Product, BMS will have the right to elect to exercise a right of first negotiation (“ROFN”) to commercialize Licensed Products outside the US, regain the ex-US rights under the BMS Patent Rights, Adnectin Platform Patent Rights, Chasin License Agreement, and BMS Know-How and take a license to any data, know-how, patent rights and other intellectual property rights generated by or on behalf of the Company or its Affiliates with respect to the Licensed Adnectins, as they relate to such Licensed Product (either through a sublicense back to BMS or a buy-out of Company’s rights) for a period of [***] after Company’s receipt of BMS’ notice to exercise the ROFN. If BMS and Company, after using good faith efforts, are unable to execute a definitive agreement with respect to such transaction within such period, BMS’ ROFN shall expire.
15.2    Severability. If any one or more of the provisions of this Agreement is held to be invalid or unenforceable, the provision shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof. The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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objectives contemplated by the Parties when entering this Agreement with respect to such provision may be realized.
15.3    Notices. Any notice required or permitted to be given by this Agreement shall be in writing and shall be delivered by hand or overnight courier with tracking capabilities or mailed postage prepaid by first class, registered or certified mail, return receipt requested or electronic means with proof of delivery and addressed as set forth below unless changed by notice so given:
If to Company:
Biohaven Therapeutics Ltd.
c/o Biohaven Pharmaceuticals Inc.
215 Church Street
New Haven, Connecticut 06510
Attention: President
Email: [***]
With a copy to:
Biohaven Pharmaceuticals, Inc.
215 Church Street
New Haven, Connecticut 06510
Attention: Chief Legal Officer
Email: [***]
If to BMS:
Bristol-Myers Squibb Company
P.O. Box 4000
Route 206 & Province Line Road
Princeton, New Jersey 08543-4000
Attention: Vice President, Business Development
Email: [***]
With a copy to:
Bristol-Myers Squibb Company
P.O. Box 4000
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§200.80(B)(4) and 230.406
Route 206 & Province Line Road
Princeton, New Jersey 08543-4000
Attention: Senior Vice President & Associate General Counsel, Transactions Law
Any such notice shall be deemed delivered on the date received. A Party may add, delete, or change the person or address to whom notices should be sent at any time upon written notice delivered to the Party’s notices in accordance with this Section 15.3.
15.4    Force Majeure. Neither Party shall be liable for delay or failure in the performance of any of its obligations hereunder if such delay or failure is due to causes beyond its reasonable control, including acts of God, fires, earthquakes, strikes and labor disputes, acts of war, terrorism, civil unrest or intervention of any governmental authority (“Force Majeure”); provided, however, that the affected Party promptly notifies the other Party and further provided that the affected Party shall use Commercially Reasonable Efforts to avoid or remove such causes of non-performance and to mitigate the effect of such occurrence, and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise, the Parties shall negotiate in good faith any modifications of the terms of this Agreement that may be necessary or appropriate in order to arrive at an equitable solution.
15.5    Assignment.
15.5.1    BMS may, without Company’s consent, (x) assign, delegate or transfer some or all of its rights and obligations hereunder to any Affiliate of BMS, and (y) assign or transfer, in connection with any transfer or assignment of all of the BMS Patent Rights, Adnectin Platform Patent Rights, Chasin License and BMS Know-How, to any Third Party (including a successor in interest by reason of merger, consolidation or sale of substantially all of the assets of BMS to which this Agreement relates).
15.5.2    Company may, without BMS’ consent, (x) assign, delegate or transfer some or all of its rights and obligations hereunder to any Affiliate of Company, and (y) assign or transfer all of its rights and obligations hereunder to a successor in interest by reason of merger, consolidation or sale of substantially all of the assets of Company related to the Licensed Adnectins or Licensed Products (and so long as such assignment or transfer includes, without limitation, all Approvals, all manufacturing assets relating to this Agreement, and all rights and obligations under this Agreement); provided, however, that such successor in interest shall have agreed prior to such assignment or transfer to be bound by the terms of this Agreement in a writing provided to BMS and no such assignment shall relieve the Company of any obligations or liability accrued prior to the date of assignment except as may be agreed to in writing by BMS.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§200.80(B)(4) and 230.406
15.5.3    Subject to the foregoing, this Agreement shall inure to the benefit of, and be binding on, the Parties’ permitted successors and assigns. Any assignment or transfer in violation of the foregoing shall be null and void and wholly invalid, the assignee or transferee in any such assignment or transfer shall acquire no rights whatsoever, and the non-assigning, non-transferring Party shall not recognize, nor shall it be required to recognize, such assignment or transfer.
15.5.4    (a) In the event that BMS assigns, delegates or otherwise transfers this Agreement, in whole or in part, to an Affiliate of BMS, BMS hereby agrees to be jointly and severally liable with any such Affiliates for the actions of such Affiliates and for any and all amounts that become due and payable hereunder to Company.
(b) In the event that Company assigns, delegates or otherwise transfers this Agreement, in whole or in part, to an Affiliate of Company pursuant to Section 15.5.2, Company hereby agrees to be (i) jointly and severally liable with any such Affiliates for the actions of such Affiliates and for the failure of such Affiliate to comply with the terms and conditions of this Agreement, (ii) unless otherwise agreed by the Parties, remain primarily responsible for all payments due and payable and the making of reports under this Agreement by such Affiliate; provided that any assignment, delegation or other transfer of rights and obligations pursuant to Section 15.5.2 shall terminate and all rights of such Affiliate under this Agreement shall terminate effective upon termination under Article 13 of the license from BMS to Company with respect to such assigned, delegated or transferred rights and obligations if such rights had never been assigned, delegated or transferred.
(c) If Company transfers or assigns this Agreement, and such transfer or assignment has an adverse tax consequence to BMS, then Company shall make additional payments to BMS under this Agreement to provide BMS the payments that would have been due to BMS had such transfer or assignment not occurred.
15.5.5    Notwithstanding anything to the contrary in this Agreement, in the event of any such transfer or assignment to a Third Party (including a successor in interest by reason of merger, consolidation or sale of assets permitted), the intellectual property rights of the acquiring party (if other than one of the Parties) or the acquired Party (if acquired by a Party or its Affiliates) shall not be included in the technology licensed to the other Party hereunder to the extent (x) held by such Party that is acquired or is acquiring a Third Party prior to such transaction, or (y) such technology is developed thereafter outside the scope of activities conducted with respect to the Licensed Adnectins or Licensed Products.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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15.6    Further Assurances. Each Party agrees to do and perform all such further acts and things and shall execute and deliver such other agreements, certificates, instruments and documents necessary or that the other Party may deem advisable in order to carry out the intent and accomplish the purposes of this Agreement and to evidence, perfect or otherwise confirm its rights hereunder.
15.7    Waivers and Modifications. The failure of any Party to insist on the performance of any obligation hereunder shall not be deemed to be a waiver of such obligation. Waiver of any breach of any provision hereof shall not be deemed to be a waiver of any other breach of such provision or any other provision on such occasion or any succeeding occasion. No waiver, modification, release or amendment of any obligation under or provision of this Agreement shall be valid or effective unless in writing and signed by each of the Parties.
15.8    Choice of Law. This Agreement shall be governed by, enforced, and shall be construed in accordance with the laws of the State of New York without regard to its conflicts of law provisions (other than section 5-1401 of the New York General Obligations Law).
15.9    Jurisdiction. Each Party irrevocably submits to the exclusive jurisdiction of (i) the Supreme Court of the State of New York, New York County, and (ii) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or out of any transaction contemplated hereby. Each Party agrees to commence any such action, suit or proceeding either in the United States District Court for the Southern District of New York or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York, New York County. Each Party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) the Supreme Court of the State of New York, New York County or (ii) the United States District Court for the Southern District of New York, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.
15.10    Publicity. Each Party agrees not to issue any press release or other public statement disclosing other information relating to this Agreement or the transactions contemplated hereby without the prior written consent of the other Party, such consent not to be unreasonably withheld, delayed or conditioned; provided, however, that any disclosure which is required by Law or the rules of a securities exchange, as reasonably advised by the disclosing Party’s outside counsel, and provided further, that Company may from time to time issue public statements relating to the ongoing Development and/or Commercialization of Licensed Adnectins and/or Licensed Products
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§200.80(B)(4) and 230.406
(excluding disclosure of the financial terms of this Agreement) pursuant to this Agreement without the prior written consent of BMS. The Parties agree that any such required disclosure shall not contain confidential business or technical information and, if disclosure of confidential business or technical information is required by Law, the Parties shall use appropriate diligent efforts to minimize such disclosure and obtain confidential treatment for any such information which is disclosed to a governmental agency. Each Party agrees to provide to the other Party a copy of any public announcement regarding this Agreement or the subject matter thereof as soon as reasonably practicable under the circumstances prior to its scheduled release.
Except under extraordinary circumstances, each Party shall provide the other with an advance copy of any such announcement at least five (5) business days prior to its scheduled release. Each Party shall have the right to expeditiously review and recommend changes to any such announcement and, except as otherwise required by Law, the Party whose announcement has been reviewed shall remove any information the reviewing Party reasonably deems to be inappropriate for disclosure. The contents of any announcement or similar publicity which has been reviewed and approved by the reviewing Party can be re-released by either Party without a requirement for re-approval.
15.11    Relationship of the Parties. Each Party is an independent contractor under this Agreement. Nothing contained herein is intended or is to be construed so as to constitute BMS and Company as partners, agents or joint venturers. Neither Party shall have any express or implied right or authority to assume or create any obligations on behalf of or in the name of the other Party or to bind the other Party to any contract, agreement or undertaking with any Third Party.
15.12    Headings. Headings and captions are for convenience only and are not be used in the interpretation of this Agreement.
15.13    Entire Agreement. This Agreement constitutes the entire agreement between the Parties as to the subject matter of this Agreement, and supersedes and merges all prior negotiations, representations, agreements and understandings regarding the same.
15.14    Counterparts; Electronic Delivery. This Agreement may be executed in counterparts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. Signatures to this Agreement transmitted by email in “portable document format” (“.pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Agreement shall have the same effect as physical delivery of the paper document bearing original signature.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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15.15    Performance by Affiliates. Each Party recognizes that the other Party may perform some or all of its obligations under this Agreement through Affiliates to the extent permitted under this Agreement; provided, however, that such other Party shall remain responsible for the performance by its Affiliates as if such obligations were performed by such other Party. In particular, Company shall remain responsible for the performance by its Sublicensed Affiliates.
15.16    Exports. Company agrees not to export or re-export, directly or indirectly, any information, technical data, the direct product of such data, samples or equipment received or generated under this Agreement in violation of any applicable export control Laws.
15.17    Interpretation.
15.17.1    Each of the Parties acknowledges and agrees that this Agreement has been diligently reviewed by and negotiated by and between them, that in such negotiations each of them has been represented by competent counsel and that the final agreement contained herein, including the language whereby it has been expressed, represents the joint efforts of the Parties and their counsel. Accordingly, in interpreting this Agreement or any provision hereof, no presumption shall apply against any Party as being responsible for the wording or drafting of this Agreement or any such provision, and ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.
15.17.2    The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The word “any” shall mean “any and all” unless otherwise clearly indicated by context.
15.17.3    Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (b) any reference to any Laws herein shall be construed as referring to such Laws as from time to time enacted, repealed or amended, (c) any reference herein to any Person shall be construed to include the Person’s successors and assigns, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Under 17 C.F.R. §§200.80(B)(4) and 230.406
in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections or Appendices, unless otherwise specifically provided, shall be construed to refer to Articles, Sections and Appendices of this Agreement; and (f) the term “and/or” in a sentence shall be construed such that the phrase “X and/or Y” means “X or Y, or both X and Y”.
15.17.4    This Agreement should be interpreted in its entirety and the fact that certain provisions of this Agreement may be cross-referenced in a Section shall not be deemed or construed to limit the application of other provisions of this Agreement to such Section and vice versa.
* * *
[SIGNATURE PAGE FOLLOWS]
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers.

BIOHAVEN THERAPEUTIC LTD

By:
(Signature)

Name:	Vlad Coric, M.D.

Title:	President

Date:

BRISTOL-MYERS SQUIBB COMPANY

By:
(Signature)

Name:	Elizabeth A. Mily

Title:	EVP, Strategy and Business Development

Date:

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Appendix 1a
BMS Know-How
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Appendix 1b
BMS Patent Rights

Docket No	Country	Appl Serial No	Filing Date	Patent No	Patent Issue Date	Status	Case Title

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Appendix 2
Initial Development Plan
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Appendix 3
Lead Adnectin
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Appendix 4
Transferred Materials to be provided by BMS
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Appendix 5
Services
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